UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-06718

BNY Mellon Investment Grade Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	07/31
Date of reporting period:	07/31/2020

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon Inflation Adjusted Securities Fund

ANNUAL REPORT July 31, 2020

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Inflation Adjusted Securities Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Inflation Adjusted Securities Fund, covering the 12-month period from August 1, 2019 through July 31, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Early in the reporting period, equities benefited from the U.S. Federal Reserve’s (the “Fed”) accommodative stance on interest rates, which gave investors confidence that economic growth would continue. Although trade tensions emerged at times, equity markets climbed steadily, with some additional assistance from the announcement of a U.S.-China trade deal. But market sentiment changed abruptly early in 2020, when concerns about the COVID-19 virus emerged, and by mid-March 2020, stocks had posted significant declines around the world. However, fiscal and monetary policy responses by governments and central banks were rapid and robust, and as the end of the reporting period approached, stock markets around the world trended upward. By the end of the period, broad market indexes in the U.S. had nearly recovered.

Fixed-income markets also experienced pandemic-related disruption. Prior to the crisis, as stocks rallied in response to Fed rate cuts, corporate bonds rose as well, while Treasury bonds declined. As news of the COVID-19 virus spread, investors began to seek safety, causing Treasuries to rise. This trend intensified in February and March 2020, resulting in a sell-off in corporate bond markets. As with equities, however, these sectors responded favorably to rapid policy responses. By the end of the reporting period, U.S. investment-grade corporate bonds had largely rebounded, while recovery in high-yield bonds continued to lag.

We believe the near-term outlook for the U.S. will be challenging, as the country contends with the spread of COVID-19 and determines a path forward for recovery. However, we are confident that once the economic effects of the virus have been mitigated, the economy will rebound. As always, we will monitor relevant data for signs of change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial professional.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
August 17, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from August 1, 2019 through July 31, 2020, as provided by Robert Bayston, CFA, and Nate Pearson, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended July 31, 2020, BNY Mellon Inflation Adjusted Securities Fund’s Class I shares produced a total return of 6.52%, Investor shares returned 6.28%, and Class Y shares returned 6.58%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. TIPS 1-10 Year Index (the “Index”), produced a 7.10% total return for the same period.2

Treasury Inflation-Protected Securities (TIPS) produced positive returns over the 12 months. The fund is positioned to take advantage of increases in inflation. The fund trailed the index, due primarily to duration and yield curve positioning.

The Fund’s Investment Approach

The fund seeks returns that exceed the rate of inflation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in inflation-indexed securities. The inflation-indexed securities issued by the U.S. Treasury and some foreign government issuers, for example, accrue inflation into the principal value of the bond. Other issuers may pay out the Consumer Price Index accruals as part of a semiannual coupon.

The fund invests primarily in high-quality, U.S. dollar-denominated, inflation-indexed securities. To a limited extent, the fund may invest in foreign currency-denominated, inflation-protected securities and other fixed-income securities not adjusted for inflation, which are rated investment grade or the unrated equivalent as determined by BNY Mellon Investment Adviser, Inc. Other such fixed-income securities may include U.S. government bonds and notes, corporate bonds, mortgage-related securities and asset-backed securities. The fund seeks to keep its average effective duration between two and ten years, and the fund may invest in securities of any maturity without restriction.

Central Bank Policy and Disease Drive Markets

Fixed-income instruments generally posted positive returns over the 12 months. The year can be divided into pre- and post-COVID-19 periods, each of which faced its own unique challenges and experienced its own market drivers. In the pre-COVID-19 period, concerns over slowing global growth led to a risk-off environment. Equity markets began to stall in the summer of 2019, and bond yields fell. In an attempt to reassure investors and stoke economic growth, the U.S. Federal Reserve (the “Fed”) cut the overnight federal funds lending rate. The Fed cut rates twice during the first half of the period, each time by 25 basis points. These cuts occurred in September and October 2019. After the cuts, the Fed signaled it would pause, and expectations for better growth prospects in 2020 emerged, due to progress in U.S./China trade negotiations and stronger, forward-looking economic data. Rates at the long end of the curve began to rise, and the yield curve steepened during the last months of 2019. Risk assets rallied and outperformed like-duration Treasuries during this time.

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

However, a pivot happened in January 2020, as the COVID-19 pandemic began to spread across areas of Asia and Europe, causing a dramatic decline in economic activity and consequent increase in corporate investment-grade, high-yield and emerging market bond spreads. As investors became concerned about the potential economic impact of the virus, developed market, sovereign debt yields began to fall in a flight to quality. March 2020 brought heightened volatility as COVID-19 continued to spread. U.S. Treasury rates continued to fall to historic lows. Global stay-at-home orders closed non-essential businesses and shut down wide sections of the economy, resulting in massive unemployment. Oil prices fell due to demand shock, as large numbers of commuters no longer needed gasoline to get to work. In addition, a conflict between Saudi Arabia and Russia regarding oil production exacerbated the drop in oil prices, causing the prices of energy securities to plummet. Spreads widened significantly in a short time, placing significant downward pressure on spread-product valuations. Corporate high-yield spreads widened, due to concerns over the economic slowdown and its effect on corporate balance sheet health. Some securitized credit spreads also widened, fueled in part by investor concern over possible future defaults, as newly out-of-work individuals struggled to pay their mortgages and car payments. There was a partial recovery in riskier bonds in April 2020, as massive monetary and fiscal responses were unleashed by governments and central banks. Spreads began to tighten again, as stimulus efforts, asset purchases and business reopenings began to support economies and security valuations. Spreads generally continued to tighten for the duration of the reporting period. However, Treasury yields remained very low through the end of the 12 months. In addition, large swaths of the economy remained constrained by COVID-19, such as leisure, travel and entertainment, keeping downward pressure on securities issued by companies in these industries.

Performance Driven by Duration, Yield Curve Positioning and Security Selection

The fund’s return mildly trailed the Index for the period. Duration and yield curve positioning constrained returns relative to the benchmark. In a time period when rates generally fell, reduced sensitivity to falling rates detracted. Bond prices and interest rates move in opposite directions. Security selection among certain maturity profiles also detracted moderately from relative results. In particular, TIPS selections among the 2028 and 2029 maturity profiles provided a headwind to performance.

Conversely, security selections within the short and intermediate portions of the curve were beneficial to performance. Falling rates in the short end of the curve helped benefit securities with shorter maturity profiles. In addition, strong demand for TIPS with intermediate maturity profiles helped to raise the price of these instruments. Selection of these securities provided a positive result.

Ready for a Shifting Landscape

The outbreak of COVID-19 has drastically impacted the economy and market. Not just in the U.S., but globally. As the virus expanded globally, individual countries responded with different degrees of preventative measures from complete lockdowns to suggested social distancing. Due to inconsistent containment measures, the outlook for the global economy has an amount of uncertainty baked into the forecast. Growth is expected to be constrained by disparate outcomes across countries. A synchronized recovery may not be likely. Because

4

of the level of uncertainty around the virus, and the extraordinary fiscal and monetary stimulus seen from central banks, our outlook and projections remain fluid at this time. In the U.S., we think the V-shaped recovery will continue, but the right “recovery” side of the “V” will be less steep, indicating a slower return to pre-crisis conditions. Despite the stimulus efforts, we forecast a continued slowdown as we progress throughout the second half of 2020. This may include further volatility and downward pressure on valuations. Hopefully, a stabilization in unemployment through the end of the year will also occur. This outlook assumes the expected peaking of cases will occur over the next few months and further development of a vaccine, both of which would also help support U.S. economic growth. Regarding inflation, we expect Core CPI will be lower on a year-over-year basis from 2019 to 2020.

We believe that security selection and the management of the strategy remain paramount, and we continue to screen securities on an in-depth, issue-by-issue basis. We view this current market as a heterogeneous market where successful individual security selection has the potential to yield a competitive advantage.

August 17, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. —The Bloomberg Barclays U.S. TIPS 1-10 Year Index measures the performance of the U.S. Treasury Inflation-Protected Securities (TIPS) market with a maturity greater than 1 year and less than 10 years. Federal Reserve holdings of U.S. TIPS are not index-eligible and are excluded from the face amount outstanding of each bond in the index. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Interest payments on inflation-protected bonds will vary as the bond’s principal value is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced. Any increase in the principal amount of an inflation-protected bond (which follows a rise in the relevant inflation index) will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

During periods of rising interest rates and flat or declining inflation rates, inflation-protected bonds can underperform. Inflation-protected bonds issued by corporations generally do not guarantee repayment of principal.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund’s volatility.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class I shares and Investor shares of BNY Mellon Inflation Adjusted Securities Fund with a hypothetical investment of $10,000 in the Bloomberg Barclays U.S. TIPS 1-10 Year Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class I shares and Investor shares of BNY Mellon Inflation Adjusted Securities Fund on 7/31/10 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses on all classes. The Index measures the performance of the U.S. Treasury Inflation-Protected Securities (TIPS) market with a maturity greater than 1 year and less than 10 years. Federal Reserve holdings of U.S. TIPS are not index-eligible and are excluded from the face amount outstanding of each bond in the Index. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Inflation Adjusted Securities Fund with a hypothetical investment of $1,000,000 in the Bloomberg Barclays U.S. TIPS 1-10 Year Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Inflation Adjusted Securities Fund on 7/31/10 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses on all classes. The Index measures the performance of the U.S. Treasury Inflation-Protected Securities (TIPS) market with a maturity greater than 1 year and less than 10 years. Federal Reserve holdings of U.S. TIPS are not index-eligible and are excluded from the face amount outstanding of each bond in the Index. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

7

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 7/31/2020
	Inception Date	1 Year	5 Years	10 Years
Class I shares	10/31/02	6.52%	2.80%	2.76%
Investor shares	10/31/02	6.28%	2.55%	2.48%
Class Y shares	7/1/13	6.58%	2.88%	2.81%†
Bloomberg Barclays U.S. TIPS 1-10 Year Index		7.10%	3.28%	2.76%

† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

8

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Inflation Adjusted Securities Fund from February 1, 2020 to July 31, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended July 31, 2020

	Class I	Investor Shares	Class Y
Expense paid per $1,000†	$3.40	$4.66	$3.04
Ending value (after expenses)	$1,038.90	$1,038.70	$1,040.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended July 31, 2020

	Class I	Investor Shares	Class Y
Expense paid per $1,000†	$3.37	$4.62	$3.02
Ending value (after expenses)	$1,021.53	$1,020.29	$1,021.88

†  Expenses are equal to the fund’s annualized expense ratio of .67% for Class I, .92% for Investor Shares and .60% for Class Y, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

9

STATEMENT OF INVESTMENTS
July 31, 2020

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 99.5%
U.S. Treasury Securities - 99.5%
U.S. Treasury Inflation Indexed Bonds, US CPI Urban Consumers Not Seasonally Adjusted	1.75	1/15/2028	4,742,457	[a]	5,778,216
U.S. Treasury Inflation Indexed Bonds, US CPI Urban Consumers Not Seasonally Adjusted	2.00	1/15/2026	4,372,743	[a]	5,158,485
U.S. Treasury Inflation Indexed Bonds, US CPI Urban Consumers Not Seasonally Adjusted	2.38	1/15/2025	5,651,631	[a]	6,574,828
U.S. Treasury Inflation Indexed Bonds, US CPI Urban Consumers Not Seasonally Adjusted	2.50	1/15/2029	4,746,945	[a]	6,221,221
U.S. Treasury Inflation Indexed Bonds, US CPI Urban Consumers Not Seasonally Adjusted	3.88	4/15/2029	1,684,411	[a]	2,433,962
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.13	7/15/2026	1,941,397	[a]	2,103,401
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.13	1/15/2022	1,602,926	[a]	1,630,939
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.13	7/15/2022	2,553,213	[a]	2,624,205
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.13	4/15/2022	2,809,630	[a,b]	2,864,139
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.25	7/15/2029	1,443,384	[a]	1,615,632
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.38	7/15/2023	6,346,022	[a,b]	6,668,454
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.50	1/15/2028	7,956,913	[a]	8,920,821
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.50	4/15/2024	2,892,227	[a]	3,073,645
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.63	1/15/2026	469,387	[a]	517,036
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.63	1/15/2024	6,016,149	[a,b]	6,398,715

10

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 99.5% (continued)
U.S. Treasury Securities - 99.5% (continued)
U.S. Treasury Inflation Indexed Notes, US CPI Urban Consumers Not Seasonally Adjusted	0.63	4/15/2023	2,487,650	[a] 2,606,601
Total Bonds and Notes (cost $60,411,502)			65,190,300
Description	1-Day Yield (%)		Shares
Investment Companies - .6%
Registered Investment Companies - .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $376,082)	0.26		376,082	[c] 376,082
Total Investments (cost $60,787,584)			100.1%	65,566,382
Liabilities, Less Cash and Receivables			(0.1%)	(46,556)
Net Assets			100.0%	65,519,826

a Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

b Security, or portion thereof, on loan. At July 31, 2020, the value of the fund’s securities on loan was $9,980,639 and the value of the collateral was $10,174,673, consisting of U.S. Government & Agency securities.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Government	99.5
Investment Companies	.6
100.1

† Based on net assets.

See notes to financial statements.

11

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 7/31/19($)	Purchases($)†	Sales($)	Value 7/31/20($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	314,604	16,902,989	(16,841,511)	376,082.6		4,675

† Includes reinvested dividends/distributions.

See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2020

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $9,980,639)—Note 1(b):
Unaffiliated issuers	60,411,502	65,190,300
Affiliated issuers	376,082	376,082
Receivable for investment securities sold		1,581,775
Dividends, interest and securities lending income receivable		54,712
Receivable for shares of Common Stock subscribed		43,875
Prepaid expenses		22,788
		67,269,532
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		21,803
Cash overdraft due to Custodian		5,514
Payable for investment securities purchased		1,616,382
Payable for shares of Common Stock redeemed		25,464
Directors’ fees and expenses payable		2,537
Other accrued expenses		78,006
		1,749,706
Net Assets ($)		65,519,826
Composition of Net Assets ($):
Paid-in capital		77,781,260
Total distributable earnings (loss)		(12,261,434)
Net Assets ($)		65,519,826

Net Asset Value Per Share	Class I	Investor Shares	Class Y
Net Assets ($)	11,383,021	8,588,509	45,548,296
Shares Outstanding	853,041	645,424	3,409,332
Net Asset Value Per Share ($)	13.34	13.31	13.36

See notes to financial statements.

13

STATEMENT OF OPERATIONS
Year Ended July 31, 2020

Investment Income ($):
Income:
Interest	616,351
Dividends from affiliated issuers	4,625
Income from securities lending—Note 1(b)	5,419
Total Income	626,395
Expenses:
Management fee—Note 3(a)	238,456
Professional fees	109,346
Registration fees	54,542
Shareholder servicing costs—Note 3(b)	39,731
Chief Compliance Officer fees—Note 3(b)	13,926
Prospectus and shareholders’ reports	10,958
Directors’ fees and expenses—Note 3(c)	7,803
Custodian fees—Note 3(b)	2,944
Loan commitment fees—Note 2	1,738
Miscellaneous	36,397
Total Expenses	515,841
Investment Income—Net	110,554
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,354,751
Capital gain distributions from affiliated issuers	50
Net Realized Gain (Loss)	1,354,801
Net change in unrealized appreciation (depreciation) on investments	3,139,458
Net Realized and Unrealized Gain (Loss) on Investments	4,494,259
Net Increase in Net Assets Resulting from Operations	4,604,813

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31,
	2020	2019
Operations ($):
Investment income—net	110,554	1,606,583
Net realized gain (loss) on investments	1,354,801	(1,651,680)
Net change in unrealized appreciation (depreciation) on investments	3,139,458	4,395,902
Net Increase (Decrease) in Net Assets Resulting from Operations	4,604,813	4,350,805
Distributions ($):
Distributions to shareholders:
Class I	(65,644)	(384,448)
Investor Shares	(20,542)	(201,315)
Class Y	(304,190)	(1,608,835)
Total Distributions	(390,376)	(2,194,598)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class I	3,535,225	4,836,122
Investor Shares	418,289	678,577
Class Y	2,349,278	10,791,184
Distributions reinvested:
Class I	62,295	368,984
Investor Shares	19,485	192,896
Class Y	35,645	293,653
Cost of shares redeemed:
Class I	(8,125,278)	(11,920,527)
Investor Shares	(2,380,964)	(3,554,131)
Class Y	(23,858,157)	(36,135,340)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(27,944,182)	(34,448,582)
Total Increase (Decrease) in Net Assets	(23,729,745)	(32,292,375)
Net Assets ($):
Beginning of Period	89,249,571	121,541,946
End of Period	65,519,826	89,249,571

15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended July 31,
	2020	2019
Capital Share Transactions (Shares):
Class Ia
Shares sold	276,403	395,092
Shares issued for distributions reinvested	4,881	29,788
Shares redeemed	(634,970)	(972,083)
Net Increase (Decrease) in Shares Outstanding	(353,686)	(547,203)
Investor Shares
Shares sold	32,740	55,550
Shares issued for distributions reinvested	1,537	15,565
Shares redeemed	(187,157)	(290,489)
Net Increase (Decrease) in Shares Outstanding	(152,880)	(219,374)
Class Ya
Shares sold	181,849	880,457
Shares issued for distributions reinvested	2,788	23,849
Shares redeemed	(1,859,619)	(2,944,063)
Net Increase (Decrease) in Shares Outstanding	(1,674,982)	(2,039,757)

[a] During the period ended July 31, 2020, 62,970 Class Y shares representing $802,722 were exchanged for 63,035 Class I shares and during the period ended July 31, 2019, 45,971 Class Y shares representing $567,375 were exchanged for 46,027 Class I shares.

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended July 31,
Class I Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	12.58	12.28	12.61	12.85	12.51
Investment Operations:
Investment income—net[a]	.02	.17	.33	.21	.10
Net realized and unrealized gain (loss) on investments	.80	.40	(.32)	(.26)	.31
Total from Investment Operations	.82	.57	.01	(.05)	.41
Distributions:
Dividends from investment income-net	(.06)	(.23)	(.34)	(.19)	(.07)
Dividends from net realized gain on investments	-	(.04)	-	-	-
Total Distributions	(.06)	(.27)	(.34)	(.19)	(.07)
Net asset value, end of period	13.34	12.58	12.28	12.61	12.85
Total Return (%)	6.52	4.64	.11	(.39)	3.27
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.66	.53	.55	.51	.54
Ratio of net investment income to average net assets	.12	1.35	2.66	1.67	.80
Portfolio Turnover Rate	67.49	91.84	47.82	51.76	59.68
Net Assets, end of period ($ x 1,000)	11,383	15,184	21,533	19,525	17,594

a Based on average shares outstanding.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended July 31,
Investor Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	12.55	12.24	12.58	12.81	12.50
Investment Operations:
Investment income (loss)—net[a]	(.03)	.17	.30	.18	.07
Net realized and unrealized gain (loss) on investments	.82	.37	(.33)	(.26)	.30
Total from Investment Operations	.79	.54	(.03)	(.08)	.37
Distributions:
Dividends from investment income-net	(.03)	(.19)	(.31)	(.15)	(.06)
Dividends from net realized gain on investments	-	(.04)	-	-	-
Total Distributions	(.03)	(.23)	(.31)	(.15)	(.06)
Net asset value, end of period	13.31	12.55	12.24	12.58	12.81
Total Return (%)	6.28	4.45	(.23)	(.60)	3.00
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.92	.80	.80	.76	.76
Ratio of net investment income (loss) to average net assets	(.20)	1.34	2.40	1.41	.58
Portfolio Turnover Rate	67.49	91.84	47.82	51.76	59.68
Net Assets, end of period ($ x 1,000)	8,589	10,018	12,460	15,236	19,343

a Based on average shares outstanding.

See notes to financial statements.

18

	Year Ended July 31,
Class Y Shares	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	12.60	12.29	12.63	12.86	12.51
Investment Operations:
Investment income—net[a]	.03	.20	.34	.22	.11
Net realized and unrealized gain (loss) on investments	.80	.39	(.33)	(.25)	.31
Total from Investment Operations	.83	.59	.01	(.03)	.42
Distributions:
Dividends from investment income-net	(.07)	(.24)	(.35)	(.20)	(.07)
Dividends from net realized gain on investments	-	(.04)	-	-	-
Total Distributions	(.07)	(.28)	(.35)	(.20)	(.07)
Net asset value, end of period	13.36	12.60	12.29	12.63	12.86
Total Return (%)	6.58	4.79	.10	(.24)	3.36
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.60	.47	.49	.43	.44
Ratio of net investment income to average net assets	.20	1.58	2.72	1.74	.90
Portfolio Turnover Rate	67.49	91.84	47.82	51.76	59.68
Net Assets, end of period ($ x 1,000)	45,548	64,047	87,549	92,121	95,606

a Based on average shares outstanding.

See notes to financial statements.

19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Inflation Adjusted Securities Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Grade Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund’s investment objective is to seek returns that exceed the rate of inflation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 1.1 billion shares of $.001 par value Common Stock. The fund currently has authorized three classes of shares: Class I (500 million shares authorized), Investor (500 million shares authorized) and Class Y (100 million shares authorized). Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Investor shares are subject to a Shareholder Services Plan fee. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

20

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by one or more independent pricing services (each, a “Service”) approved by the

21

NOTES TO FINANCIAL STATEMENTS (continued)

Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of July 31, 2020 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets($) Investments in Securities:†
Investment Companies	376,082	-	-	376,082
U.S. Treasury Securities	-	65,190,300	-	65,190,300

† See Statement of Investments for additional detailed categorizations, if any.

22

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended July 31, 2020, The Bank of New York Mellon earned $1,014 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in

23

NOTES TO FINANCIAL STATEMENTS (continued)

these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(e) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended July 31, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended July 31, 2020, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended July 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At July 31, 2020, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $16,659,180 and unrealized appreciation $4,631,018. In addition, the fund deferred for tax purposes late year ordinary losses of $233,372 to the first day of the following year.

24

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to July 31, 2020. The fund has $7,556,790 of short-term capital losses and $9,102,390 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended July 31, 2020 and July 31, 2019 were as follows: ordinary income $390,376 and $2,194,598, respectively.

During the period ended July 31, 2020, as a result of permanent book to tax differences, primarily due to the tax treatment for an excess dstribution, the fund increased total distributable earnings (loss) by $8,179 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $927 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $747 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $180 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended July 31, 2020, the fund did not borrow under the Facilities.

25

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .30% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, Investor shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts, such as recordkeeping and sub-accounting services. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended July 31, 2020, the fund was charged $23,082 pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended July 31, 2020, the fund was charged $5,949 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended July 31, 2020, the fund was charged $2,944 pursuant to the custody agreement.

26

During the period ended July 31, 2020, the fund was charged $13,926 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $16,820, Shareholder Services Plan fees of $1,810, custodian fees of $1,021, Chief Compliance Officer fees of $1,136 and transfer agency fees of $1,016.

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities during the period ended July 31, 2020, amounted to $52,928,714 and $81,393,067, respectively.

At July 31, 2020, the cost of investments for federal income tax purposes was $60,935,895; accordingly, accumulated net unrealized appreciation on investments was $4,630,487, consisting of $4,779,362 gross unrealized appreciation and $148,875 gross unrealized depreciation.

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Inflation Adjusted Securities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Inflation Adjusted Securities Fund (the “Fund”) (one of the funds constituting BNY Mellon Investment Grade Funds, Inc.), including the statements of investments and investments in affiliated issuers, as of July 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Investment Grade Funds, Inc.) at July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
September 24, 2020

28

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby reports 100% of ordinary income dividends paid during the fiscal year ended July 31, 2020 as qualifying “interest related dividends”. Also for state individual income tax purposes, the Fund hereby reports 100% of the ordinary income dividends paid during its fiscal year ended July 31, 2020 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California, Connecicut and the District of Columbia.

29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 3, 2020, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of institutional inflation-protected bond funds (the “Performance Group”) and with a broader group of retail and institutional inflation-protected bond funds (the “Performance Universe”), all for various periods ended December 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of institutional inflation-protected bond funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously

30

had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, except the ten-year period when it was at the Performance Universe median. The Board also considered that the fund’s yield performance was at or above the Performance Group median for six of the ten one-year periods ended December 31st and above the Performance Universe median for five of the ten one-year periods ended December 31st. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe median in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in four of the ten calendar years shown.

The Board reviewed and considered the contractual management fee rate paid by the fund to the Adviser over the fund’s last fiscal year in light of the nature, extent and quality of the management services provided by the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and lower than the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median and lower than the Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also

31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• In considering the adequacy of the fund’s overall performance, the Board noted the proximity of the fund’s performance to the relevant median, the fund’s relative yield performance and the fund’s total returns compared to the returns of the fund’s benchmark index, and determined to approve renewal of the Agreement only through July 29, 2020.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the

32

future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement through July 29, 2020.

****************************

At a meeting of the fund’s Board of Directors held on July 20-21, 2020, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able

33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the performance of the fund’s Class I shares with the performance of five other institutional inflation-protected bond funds (the “Performance Group”) and with a broader group all retail and institutional inflation-protected bond funds (the “Performance Universe”), all for various periods ended May 31, 2020, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of other institutional inflation-protected bond funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods except for the ten-year period when performance was at the Performance Group and Performance Universe medians. The Board also considered that the fund’s yield performance was above the Performance Group median for eight of the ten one-year periods ended May 31st and above the Performance Universe median for six of the ten one-year periods ended May 31st. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe medians in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in four of the ten calendar years shown.

The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also

34

reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was slightly higher than the Expense Group median and lower than the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median total expenses and higher than the Expense Universe median total expenses.

Representatives of the Adviser noted that there were no other funds advised or administered by the Adviser that are in the same Lipper category as the fund or separate accounts and/or other types of client portfolios advised by the Adviser that are considered to have similar investment strategies and policies as the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

36

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the fund’s board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the fund board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from June 1, 2019 to March 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

37

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited) (continued)

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

38

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:

• Director and Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 112

———————

Francine J. Bovich (68)
Board Member (2015)
Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-Present)

Other Public Company Board Membership During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 67

———————

J. Charles Cardona (64)
Board Member (2014)
Principal Occupation During Past 5 Years:

• President of the Adviser (2008-2016)

• Chief Executive Officer of Dreyfus Cash Investment Strategies, a division of the Adviser (2009-2016)

• Chairman (2013-2016) and Executive Vice President (1997-2013) of the Distributor

Other Public Company Board Memberships During Past 5 Years:

• BNY Mellon ETF Trust, Chairman and Director (2020-Present)

• BNY Mellon Liquidity Funds, Chairman and Director (2019-Present)

No. of Portfolios for which Board Member Serves: 39

———————

39

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Andrew J. Donohue (69)
Board Member (2019)
Principal Occupation During Past 5 Years:

• Of Counsel, Shearman & Sterling LLP (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

• Managing Director and Investment Company General Counsel of Goldman Sachs (2012-2015)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 53

———————

Isabel P. Dunst (73)
Board Member (2014)
Principal Occupation During Past 5 Years:

• Senior Counsel, Hogan Lovells LLP (2018-2019); Of Counsel (2015-2018); Partner (1990-2015)

No. of Portfolios for which Board Member Serves: 31

———————

Nathan Leventhal (77)
Board Member (2009)
Principal Occupation During Past 5 Years:

• President Emeritus of Lincoln Center for the Performing Arts (2001-Present)

• President of the Palm Beach Opera (2016-Present)

Other Public Company Board Membership During Past 5 Years:

• Movado Group, Inc., a public company that designs sources, markets and distributes watches Director (2003-2020)

No. of Portfolios for which Board Member Serves: 45

———————

Robin A. Melvin (56)
Board Member (2014)
Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2014-Present); Board member (2013-Present)

No. of Portfolios for which Board Member Serves: 90

———————

40

Roslyn M. Watson (70)
Board Member (2014)
Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)

Other Public Company Board Membership During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 53

———————

Benaree Pratt Wiley (73)
Board Member (2009)
Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Membership During Past 5 Years:

• CBIZ, Inc., a public company providng professional business services, products and solutions, Director (2008-Present)

• Blue Cross Blue Shield of Massachusetts, Director (2004-Present)

No. of Portfolios for which Board Member Serves: 73

———————

41

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBERs

Gordon J. Davis (78)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-Present)

No. of Portfolios for which Board Member Serves: 51

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

Clifford L. Alexander, Jr., Emeritus Board Member

Whitney I. Gerald, Emeritus Board Member

George L. Perry, Emeritus Board Member

42

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 62 investment companies (comprised of 112 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director-BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank–Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 42 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 30 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

43

OFFICERS OF THE FUND (Unaudited) (continued)

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since March 2009, Senior Counsel of BNY Mellon from April 2004 to March 2009, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since January 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager-BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 135 portfolios). He is 63 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 57 investment companies (comprised of 136 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Distributor since 1997.

44

This page intentionally left blank.

45

For More Information

BNY Mellon Inflation Adjusted Securities Fund
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class I: DIASX Investor: DIAVX Class Y: DAIYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 0588AR0720

BNY Mellon Short Term Income Fund

ANNUAL REPORT July 31, 2020

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Short Term Income Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Short Term Income Fund, covering the 12-month period from August 1, 2019 through July 31, 2020. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Early in the reporting period, equities benefited from the U.S. Federal Reserve’s (the “Fed”) accommodative stance on interest rates, which gave investors confidence that economic growth would continue. Although trade tensions emerged at times, equity markets climbed steadily, with some additional assistance from the announcement of a U.S.-China trade deal. But market sentiment changed abruptly early in 2020, when concerns about the COVID-19 virus emerged, and by mid-March 2020, stocks had posted significant declines around the world. However, fiscal and monetary policy responses by governments and central banks were rapid and robust, and as the end of the reporting period approached, stock markets around the world trended upward. By the end of the period, broad market indexes in the U.S. had nearly recovered.

Fixed-income markets also experienced pandemic-related disruption. Prior to the crisis, as stocks rallied in response to Fed rate cuts, corporate bonds rose as well, while Treasury bonds declined. As news of the COVID-19 virus spread, investors began to seek safety, causing Treasuries to rise. This trend intensified in February and March 2020, resulting in a sell-off in corporate bond markets. As with equities, however, these sectors responded favorably to rapid policy responses. By the end of the reporting period, U.S. investment-grade corporate bonds had largely rebounded, while recovery in high-yield bonds continued to lag.

We believe the near-term outlook for the U.S. will be challenging, as the country contends with the spread of COVID-19 and determines a path forward for recovery. However, we are confident that once the economic effects of the virus have been mitigated, the economy will rebound. As always, we will monitor relevant data for signs of change. We encourage you to discuss the risks and opportunities in today’s investment environment with your financial professional.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
August 17, 2020

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from August 1, 2019 through July 31, 2020, as provided by David Bowser, CFA, Nathaniel Hyde, CFA, and Scott Zaleski, CFA, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended July 31, 2020, BNY Mellon Short Term Income Fund’s Class D shares produced a total return of 4.66%, and Class P shares produced a total return of 4.71%.1 In comparison, the fund’s benchmark, the ICE BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index (the “Index”), achieved a total return of 5.78% for the same period.2

Nominal bonds produced positive total returns over the reporting period. The fund modestly trailed the Index, due in part to bonds issued by commodity companies and positioning within non-U.S. debt held in local currencies.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income. To pursue its goal, the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed-income securities of U.S. or foreign issuers rated investment grade or the unrated equivalent, as determined by BNY Mellon Investment Adviser, Inc. This may include: U.S. government bonds and notes, corporate bonds, municipal bonds, convertible securities, preferred stocks, inflation-indexed securities, asset-backed securities, mortgage-related securities (including collateralized mortgage obligations), floating-rate loans (limited to up to 20% of the fund’s net assets) and other floating-rate securities and foreign bonds. Typically, the fund’s portfolio can be expected to have an average effective maturity and an average effective duration of three years or less.

For additional yield, the fund may invest up to 20% of its assets in fixed-income securities rated below investment grade (“high-yield” or “junk” bonds) to as low as Caa/CCC or the unrated equivalent, as determined by BNY Mellon Investment Adviser, Inc. The fund will focus primarily on U.S. securities, but may invest up to 30% of its total assets in fixed-income securities of foreign issuers, including those of issuers in emerging markets.

Central Bank Policy and Disease Drive Markets

Fixed-income instruments generally posted positive returns over the 12 months. The year can be divided into pre- and post-COVID-19 periods, each of which faced its own unique challenges and experienced its own market drivers. In the pre-COVID-19 period, concerns over slowing global growth led to a risk-off environment. Equity markets began to stall in the summer of 2019, and bond yields fell. In an attempt to reassure investors and stoke economic growth, the U.S. Federal Reserve (the “Fed”) cut the overnight federal funds lending rate. The Fed cut rates twice during the first half of the period, each time by 25 basis points. These cuts occurred in September and October 2019. After the cuts, the Fed signaled it would pause, and expectations for better growth prospects in 2020 emerged, due to progress in U.S./China trade negotiations and stronger, forward-looking economic data. Rates at the long end of the curve began to rise, and the yield curve steepened during the last months of 2019. Risk assets rallied and outperformed like-duration Treasuries during this time.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

However, a pivot happened in January 2020, as the COVID-19 pandemic began to spread across areas of Asia and Europe, causing a dramatic decline in economic activity and consequent increase in corporate investment-grade, high-yield and emerging market bond spreads. As investors became concerned about the potential economic impact of the virus, developed market, sovereign debt yields began to fall in a flight to quality. March 2020 brought heightened volatility as COVID-19 continued to spread. U.S. Treasury rates continued to fall to historic lows. Global stay-at-home orders closed non-essential businesses and shut down wide sections of the economy, resulting in massive unemployment. Oil prices fell due to demand shock, as large numbers of commuters no longer needed gasoline to get to work. In addition, a conflict between Saudi Arabia and Russia regarding oil production exacerbated the drop in oil prices, causing the prices of energy securities to plummet. Spreads widened significantly in a short time, placing significant downward pressure on spread-product valuations. Corporate high-yield spreads widened, due to concerns over the economic slowdown and its effect on corporate balance sheet health. Some securitized credit spreads also widened, fueled in part by investor concern over possible future defaults, as newly out-of-work individuals struggled to pay their mortgages and car payments. There was a partial recovery in riskier bonds in April 2020, as massive monetary and fiscal responses were unleashed by governments and central banks. Spreads began to tighten again, as stimulus efforts, asset purchases and business reopenings began to support economies and security valuations. Spreads generally continued to tighten for the duration of the reporting period. However, Treasury yields remained very low through the end of the 12 months. In addition, large swaths of the economy remained constrained by COVID-19, such as leisure, travel and entertainment, keeping downward pressure on securities issued by companies in these industries.

Commodity and Non-U.S. Debt Sales Detracted

The year was a period of shifting landscapes. The demand shock for oil created by lockdown measures, then exacerbated by the OPEC disagreement, led us to believe that a long-term trend was developing, which would challenge issuers that were levered to commodity prices. Given this change in environment, it became our belief that these types of positions were no longer appropriate for our fund. In the spring of 2020, we liquidated several holdings in this category, which was a main headwind to performance for the period since we did it at a time when valuations were experiencing downward pressure. In addition, we sold non-U.S. instruments for the purpose of meeting modest fund redemptions. These positions were in Russia local-rate securities, and the sales worked to constrain benchmark relative results.

Conversely, several strategies provided a tailwind to results during the period. First, we aggressively worked to increase our investment-grade corporate debt allocation in mid-March, as spreads were widening, and prices were falling. Shortly thereafter, the Fed announced its plan to purchase corporate debt, which worked to bolster security valuations. This benefited performance significantly. The fund was also overweight duration in U.S. securities, which helped performance as rates fell during the period, particularly in the two-to-five-year section of the yield curve.

During the period, derivatives such as forwards and futures were used to hedge currency and duration risk within the portfolio.

Positioned for the New Normal

The world remains an uncertain place. Over the last several months, historic economic and epidemiological shocks were met with historic fiscal and monetary responses. We believe the global economy is off of proverbial life-support but remains grievously wounded and is some years from recovering its pre-pandemic vigor. As the public conversation around the trade-offs between economic and physical health evolves, so too will the relative priorities of policy makers. These priorities can potentially have effects on corporate health and market valuations. We think the new post-COVID normal is likely to be characterized by low inflation, labor market slack, and persistent government intervention in financial markets.

In the U.S., the upcoming November election casts a long shadow on the economic outlook as well. Regardless of the outcome, we expect U.S. policy makers may continue to prioritize financial market stability and a return to the office over public health outcomes. Following a strong rebound in the third quarter, we expect growth to stabilize, albeit at a subdued level, particularly compared to historical norms. There are many risks as we look toward the end of the year. The possibility of additional shocks to disposable income remains a significant risk to our outlook.

August 17, 2020

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment returns fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through November 29, 2020, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The ICE BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index tracks the performance of U.S. dollar-denominated, investment-grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities, including all securities with a remaining term to final maturity less than five years. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

High-yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. The fixed-income securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class D shares of BNY Mellon Short Term Income Fund with a hypothetical investment of $10,000 in the ICE BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index (the “Index”)

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class D shares of BNY Mellon Short Term Income Fund on 7/31/10 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index tracks the performance of U.S. dollar-denominated investment-grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities, including all securities with a remaining term to final maturity less than five years. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Comparison of change in value of a $100,000 investment in Class P shares of BNY Mellon Short Term Income Fund with a hypothetical investment of $100,000 in the ICE BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index (the “Index”)

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $100,000 investment made in Class P shares of BNY Mellon Short Term Income Fund on 7/31/10 to a hypothetical investment of $100,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index tracks the performance of U.S. dollar-denominated investment-grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities, including all securities with a remaining term to final maturity less than five years. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 7/31/2020

	1 Year	5 Years	10 Years
Class D shares	4.66%	1.86%	1.74%
Class P shares	4.71%	1.81%	1.69%
ICE BofA Merrill Lynch 1-5 Year U.S. Corporate/Government Index	5.78%	2.67%	2.23%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Short Term Income Fund from February 1, 2020 to July 31, 2020. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended July 31, 2020

	Class D	Class P
Expense paid per $1,000†	$3.27	$3.53
Ending value (after expenses)	$1,025.70	$1,025.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended July 31, 2020

	Class D	Class P
Expense paid per $1,000†	$3.27	$3.52
Ending value (after expenses)	$1,021.63	$1,021.38

†  Expenses are equal to the fund’s annualized expense ratio of .65% for Class D and .70% for Class P, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
July 31, 2020

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.2%
Aerospace & Defense - 1.6%
General Dynamics Corp., Gtd. Notes		3.25	4/1/2025	620,000		693,555
Rolls-Royce, Gtd. Notes	EUR	2.13	6/18/2021	225,000		262,937
The Boeing Company, Sr. Unscd. Notes		2.80	3/1/2024	215,000		219,197
The Boeing Company, Sr. Unscd. Notes		4.88	5/1/2025	900,000		973,059
					2,148,748
Agriculture - .2%
Philip Morris International, Sr. Unscd. Notes		1.13	5/1/2023	300,000		305,433
Asset-Backed Certificates - 5.7%
Ascentium Equipment Receivables, Ser. 2019-2A, Cl. A3		2.19	11/10/2026	325,000	[b]	330,538
Cascade Funding Mortgage Trust, Ser. 2019-HB1, Cl. A		2.39	12/25/2029	396,316	[b]	399,013
CCG Receivables Trust, Ser. 2019-1, Cl. A2		2.80	9/14/2026	369,069	[b]	375,642
CF Hippolyta, Ser. 2020-1, Cl. A1		1.69	7/15/2060	275,000	[b]	278,667
CNH Equipment Trust, Ser. 2020-A, Cl. A4		1.51	4/15/2027	150,000		153,200
Conn's Receivables Funding, Ser. 2019-A, Cl. A		3.40	10/16/2023	71,015	[b]	71,046
Conn's Receivables Funding, Ser. 2019-B, Cl. A		2.66	6/17/2024	205,518	[b]	203,093
Consumer Loan Underlying Bond CLUB Credit Trust, Ser. 2019-P2, Cl. A		2.47	10/15/2026	190,669	[b]	191,366
Dell Equipment Finance Trust, Ser. 2017-2, Cl. B		2.47	10/24/2022	59,337	[b]	59,400
Dell Equipment Finance Trust, Ser. 2020-1, Cl. A3		2.24	2/22/2023	300,000	[b]	307,765
Kubota Credit Owner Trust, Ser. 2018-1A, Cl. A4		3.21	1/15/2025	650,000	[b]	675,056
Marlette Funding Trust, Ser. 2019-2A, Cl. A		3.13	7/16/2029	211,744	[b]	213,860
MMAF Equipment Finance, Ser. 2014-AA, Cl. A5		2.33	12/8/2025	615,487	[b]	624,601
MMAF Equipment Finance, Ser. 2017-B, Cl. A3		2.21	10/17/2022	47,554	[b]	47,952
MMAF Equipment Finance, Ser. 2018-A, Cl. A4		3.39	1/10/2025	165,000	[b]	172,569
MVW Owner Trust, Ser. 2013-1A, Cl. A		2.15	4/22/2030	358,071	[b]	359,173

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.2% (continued)
Asset-Backed Certificates - 5.7% (continued)
OneMain Financial Issuance Trust, Ser. 2019-1A, Cl. A	3.48	2/14/2031	140,000	[b]	143,726
Park Place Securities Pass-Through Ctfs., Ser. 2005-WCW3, Cl. M1, 1 Month LIBOR +.48%	0.65	8/25/2035	313,068	[c]	312,793
SCF Equipment Leasing, Ser. 2018-1A, Cl. A2	3.63	10/20/2024	315,730	[b]	318,358
SCF Equipment Leasing, Ser. 2019-1A, Cl. A2	3.23	10/20/2024	400,000	[b]	400,238
SCF Equipment Leasing , Ser. 2018-1A, Cl. B	3.97	12/20/2025	385,000	[b]	389,025
SoFi Consumer Loan Program, Ser. 2016-2, Cl. A	3.09	10/27/2025	4,363	[b]	4,373
VB-S1 Issuer, Ser. 2020-1A, CI. C2	3.03	6/15/2050	150,000	[b]	155,324
Verizon Owner Trust, Ser. 2019-A, Cl. C	3.22	9/20/2023	800,000		835,360
Volvo Financial Equipment, Ser. 2019-1A, A4	3.13	11/15/2023	400,000	[b]	413,748
				7,435,886
Asset-Backed Ctfs./Auto Receivables - 16.1%
AmeriCredit Automobile Receivables Trust, Ser. 2017-4, Cl. C	2.60	9/18/2023	400,000		409,393
AmeriCredit Automobile Receivables Trust, Ser. 2019-1, Cl. C	3.36	2/18/2025	650,000		685,859
AmeriCredit Automobile Receivables Trust, Ser. 2020-1, Cl. C	1.59	10/20/2025	350,000		348,284
Bank of The West Auto Trust, Ser. 2017-1, Cl. B	2.62	11/15/2023	600,000	[b]	614,857
Bank of The West Auto Trust, Ser. 2019-1, Cl. A3	2.43	4/15/2024	685,000	[b]	701,811
CarMax Auto Owner Trust, Ser. 2019-3, Cl. C	2.60	6/16/2025	315,000		323,677
CarMax Auto Owner Trust, Ser. 2019-4, Cl. B	2.32	7/15/2025	475,000		488,698
Chesapeake Funding II, Ser. 2017-2A, Cl. A1	1.99	5/15/2029	98,998	[b]	99,408
Chesapeake Funding II, Ser. 2017-2A, Cl. A2, 1 Month LIBOR +.45%	0.62	5/15/2029	76,152	[b,c]	76,057
Chesapeake Funding II, Ser. 2019-1A, Cl. A2, 1 Month LIBOR +.40%	0.57	4/15/2031	263,494	[b,c]	258,430
Drive Auto Receivables Trust, Ser. 2016-BA, Cl. D	4.53	8/15/2023	88,238	[b]	88,793
Drive Auto Receivables Trust, Ser. 2019-4, Cl. C	2.51	11/17/2025	675,000		687,917

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.2% (continued)
Asset-Backed Ctfs./Auto Receivables - 16.1% (continued)
DT Auto Owner Trust, Ser. 2016-4A, Cl. D		3.77	10/17/2022	96,547	[b]	96,732
DT Auto Owner Trust, Ser. 2018-3A, Cl. C		3.79	7/15/2024	805,000	[b]	820,183
DT Auto Owner Trust, Ser. 2019-1A, Cl. B		3.41	4/17/2023	400,000	[b]	404,247
DT Auto Owner Trust, Ser. 2019-3A, Cl. B		2.60	5/15/2023	500,000	[b]	506,172
DT Auto Owner Trust, Ser. 2019-4A, Cl. B		2.36	1/16/2024	200,000	[b]	203,109
DT Auto Owner Trust, Ser. 2020-1A, Cl. B		2.16	5/15/2024	475,000	[b]	480,538
DT Auto Owner Trust, Ser. 2020-2A, Cl. B		2.08	3/16/2026	350,000	[b]	352,932
Enterprise Fleet Financing, Ser. 2017-3, Cl. A2		2.13	5/22/2023	27,162	[b]	27,220
Enterprise Fleet Financing, Ser. 2019-3, Cl. A3		2.19	5/20/2025	300,000	[b]	307,459
Exeter Automobile Receivables Trust, Ser. 2019-2A, Cl. B		3.06	5/15/2023	500,000	[b]	505,795
Exeter Automobile Receivables Trust, Ser. 2019-3A, Cl. B		2.58	8/15/2023	500,000	[b]	506,166
Exeter Automobile Receivables Trust, Ser. 2020-2A, Cl. B		2.08	7/15/2024	350,000	[b]	354,262
Ford Credit Auto Lease Trust, Ser. 2020-A, Cl. B		2.05	6/15/2023	325,000		325,647
Ford Credit Auto Owner Trust, Ser. 2017-2, Cl. A		2.36	3/15/2029	165,000	[b]	170,917
Ford Credit Auto Owner Trust, Ser. 2018-2, Cl. A		3.47	1/15/2030	129,000	[b]	137,731
Ford Credit Auto Owner Trust, Ser. 2018-A, Cl. A4		3.16	10/15/2023	300,000		311,751
Ford Credit Floorplan Master Owner Trust, Ser. 2019-1, Cl. B		3.04	3/15/2024	500,000		510,553
GM Financial Automobile Leasing Trust, Ser. 2018-2, Cl. C		3.50	4/20/2022	165,000		166,251
GM Financial Automobile Leasing Trust, Ser. 2018-3, Cl. C		3.70	7/20/2022	225,000		228,353
GM Financial Automobile Leasing Trust, Ser. 2019-2, Cl. C		3.12	3/20/2023	500,000		509,925
Hyundai Auto Lease Securitization Trust, Ser. 2019-A, Cl. A4		3.05	12/15/2022	400,000	[b]	410,608
MBarc Credit Canada, Ser. 2019-AA, Cl. A3	CAD	2.72	10/16/2023	350,000	[b]	265,072
Mercedes-Benz Master Owner Trust, Ser. 2018-BA, Cl. A, 1 Month LIBOR +.34%		0.51	5/15/2023	225,000	[b,c]	225,086

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.2% (continued)
Asset-Backed Ctfs./Auto Receivables - 16.1% (continued)
Navistar Financial Dealer Note Master Owner Trust II, Ser. 2019-1, Cl. A, 1 Month LIBOR +.64%		0.81	5/25/2024	675,000	[b,c]	672,888
Navistar Financial Dealer Note Master Trust, Ser. 2020-1, Cl. A, 1 Month LIBOR +.95%		1.13	7/25/2025	350,000	[b,c]	350,105
OSCAR US Funding Trust IX, Ser. 2018-2A, Cl. A4		3.63	9/10/2025	240,000	[b]	250,325
OSCAR US Funding Trust VI, Ser. 2017-1A, Cl. A4		3.30	5/10/2024	669,956	[b]	677,230
OSCAR US Funding Trust VII, Ser. 2017-2A, Cl. A3		2.45	12/10/2021	34,833	[b]	34,879
OSCAR US Funding Trust VII, Ser. 2017-2A, Cl. A4		2.76	12/10/2024	190,000	[b]	192,210
OSCAR US Funding Trust VIII, Ser. 2018-1A, Cl. A4		3.50	5/12/2025	760,000	[b]	781,311
OSCAR US Funding XI, Ser. 2019-2A, Cl. A2		2.49	8/10/2022	423,115	[b]	425,337
Santander Drive Auto Receivables Trust, Ser. 2019-1, Cl. B		3.21	9/15/2023	400,000		403,805
Santander Retail Auto Lease Trust, Ser. 2017-A, Cl. C		2.96	11/21/2022	523,752	[b]	524,303
Santander Retail Auto Lease Trust, Ser. 2019-A, Cl. C		3.30	5/22/2023	500,000	[b]	508,804
Santander Retail Auto Lease Trust, Ser. 2019-B, Cl. B		2.58	8/21/2023	550,000	[b]	558,630
Santander Retail Auto Lease Trust, Ser. 2020-A, Cl. C		2.08	3/20/2024	750,000	[b]	758,949
Silver Arrow Canada, Ser. 2019-1A, Cl. A3	CAD	2.40	8/15/2026	365,000		277,680
Tesla Auto Lease Trust, Ser. 2019-A, Cl. B		2.41	12/20/2022	550,000	[b]	559,105
Tesla Auto Lease Trust, Ser. 2020-A, Cl. B		1.18	1/22/2024	100,000	[b]	100,115
Westlake Automobile Receivables Trust, Ser. 2018-1A, Cl. C		2.92	5/15/2023	81,859	[b]	82,022
Westlake Automobile Receivables Trust, Ser. 2018-2A, Cl. B		3.20	1/16/2024	19,722	[b]	19,743
Westlake Automobile Receivables Trust, Ser. 2019-1A, Cl. B		3.26	10/17/2022	400,000	[b]	405,913
World Omni Automobile Lease Securitization Trust, Ser. 2019-A, Cl. A4		3.01	7/15/2024	650,000		667,830
					20,861,077

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.2% (continued)
Asset-Backed Ctfs./Credit Cards - 1.8%
Delamare Cards MTN Issuer, Ser. 2018-1A, Cl. A1, 1 Month LIBOR +.70%	0.89	11/19/2025	670,000	[b,c]	669,907
Evergreen Credit Card Trust, Ser. 2019-1, Cl. A, 1 Month LIBOR +.48%	0.65	1/15/2023	600,000	[b,c]	601,078
Golden Credit Card Trust, Ser. 2017-4A, Cl. A, 1 Month LIBOR +.52%	0.69	7/15/2024	500,000	[b,c]	500,773
Penarth Master Issuer, Ser. 2019-1A, Cl. A1, 1 Month LIBOR +.54%	0.73	7/18/2023	350,000	[b,c]	349,829
Trillium Credit Card Trust II, Ser. 2018-2A, Cl. A, 1 Month LIBOR +.35%	0.52	9/26/2023	175,000	[b,c]	175,003
				2,296,590
Asset-Backed Ctfs./Student Loans - .6%
Navient Private Education Loan Trust, Ser. 2014-AA, Cl. A2A	2.74	2/15/2029	405,225	[b]	413,898
Navient Private Education Refi Loan Trust, Ser. 2019-A, Cl. A1	3.03	1/15/2043	21,480	[b]	21,531
Navient Student Loan Trust, Ser. 2019-BA, Cl. A1, 1 Month LIBOR +.40%	0.57	12/15/2059	83,079	[b,c]	82,831
SMB Private Education Loan Trust, Ser. 2019-A, Cl. A1, 1 Month LIBOR +.35%	0.52	2/16/2026	104,466	[b,c]	104,393
SMB Private Education Loan Trust, Ser. 2019-B, Cl. A1, 1 Month LIBOR +.35%	0.52	7/15/2026	172,018	[b,c]	171,810
				794,463
Automobiles & Components - 1.1%
Daimler Finance North America, Gtd. Notes	1.75	3/10/2023	640,000	[b]	654,877
General Motors, Sr. Unscd. Notes	5.40	10/2/2023	350,000		386,219
Volkswagen Group of America Finance, Gtd. Notes, 3 Month LIBOR +.86%	1.16	9/24/2021	400,000	[b,c]	399,250
				1,440,346
Banks - 8.1%
ABN AMRO Bank, Sub. Notes	6.25	4/27/2022	700,000		758,950
Banco Santander, Sr. Unscd. Notes	2.75	5/28/2025	400,000		423,701
Banco Santander, Sr. Unscd. Notes	3.13	2/23/2023	400,000		420,695
Banco Santander Mexico, Sr. Unscd. Notes	5.38	4/17/2025	200,000	[b]	222,085
Bank of America, Sr. Unscd. Notes	1.90	7/23/2031	650,000		662,758
Barclays, Sr. Unscd. Notes	4.61	2/15/2023	325,000		342,731
BNP Paribas, Sr. Unscd. Notes	2.22	6/9/2026	300,000	[b]	312,220

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.2% (continued)
Banks - 8.1% (continued)
Citigroup, Sr. Unscd. Notes	3.88	10/25/2023	400,000		441,322
Citizens Bank, Sr. Unscd. Notes	3.25	2/14/2022	750,000		778,953
Credit Agricole, Sub. Notes	4.38	3/17/2025	300,000		335,274
HSBC Holdings, Sr. Unscd. Notes	2.65	1/5/2022	330,000		339,873
ING Groep, Sr. Unscd. Notes	3.55	4/9/2024	280,000		306,755
JPMorgan Chase & Co., Sub. Notes	3.38	5/1/2023	800,000		857,415
KeyBank, Sr. Unscd. Notes	1.25	3/10/2023	300,000		306,102
Morgan Stanley, Sr. Unscd. Notes, 3 Month SOFR +.70%	0.80	1/20/2023	650,000	[c]	651,756
NatWest Group, Sr. Unscd. Notes	3.88	9/12/2023	325,000		353,178
Royal Bank of Canada, Sr. Unscd. Notes	2.55	7/16/2024	360,000	[d]	386,400
State Street, Sr. Unscd. Notes	2.83	3/30/2023	250,000	[b]	259,632
The Goldman Sachs Group, Sr. Unscd. Notes	3.20	2/23/2023	1,375,000		1,462,836
The Korea Development Bank, Sr. Unscd. Notes	3.00	3/19/2022	200,000		207,163
Truist Financial, Sr. Unscd. Notes	3.05	6/20/2022	415,000		434,891
Wells Fargo & Co., Sr. Unscd. Notes	2.39	6/2/2028	300,000		315,478
				10,580,168
Beverage Products - .3%
Keurig Dr Pepper, Gtd. Notes	4.06	5/25/2023	355,000		388,617
Building Materials - .1%
Carrier Global, Sr. Unscd. Notes	1.92	2/15/2023	120,000	[b]	123,390
Chemicals - .3%
Equate Petrochemical, Gtd. Notes	3.00	3/3/2022	350,000		356,324
Nutrien, Sr. Unscd. Notes	1.90	5/13/2023	100,000		103,282
				459,606
Collateralized Loan Obligations Debt - 1.6%
Allegro III CLO, Ser. 2015-1A, Cl. AR, 3 Month LIBOR +.84%	1.08	7/25/2027	197,575	[b,c]	196,511
Ballyrock CLO, Ser. 2020-1A, Cl. A1, 3 Month LIBOR +1.70%	1.99	7/20/2030	250,000	[b,c]	249,808
Dryden Senior Loan Fund CLO, Ser. 2015-41A, Cl. AR, 3 Month LIBOR +.97%	1.25	4/15/2031	275,000	[b,c]	268,196
Madison Park Funding XXVII CLO, Ser. 2018-27A, Cl. A1A, 3 Month LIBOR +1.03%	1.30	4/20/2030	300,000	[b,c]	294,613
Madison Park Funding XXX CLO, Ser. 2018-30A, Cl. A, 3 Month LIBOR +.75%	1.03	4/15/2029	375,000	[b,c]	368,757
Magnetite XVII CLO, Ser. 2016-17A, Cl. AR, 3 Month LIBOR +1.10%	1.37	7/20/2031	325,000	[b,c]	318,817

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.2% (continued)
Collateralized Loan Obligations Debt - 1.6% (continued)
Taconic Park CLO, Ser. 2016-1A, Cl. A1R, 3 Month LIBOR +1.00%	1.27	1/20/2029	300,000	[b,c]	294,959
Voya CLO, Ser. 2019-1A, Cl. AR, 3 Month LIBOR +1.06%	1.34	4/15/2031	150,000	[b,c]	146,173
				2,137,834
Commercial & Professional Services - .6%
PayPal Holdings, Sr. Unscd. Notes	2.20	9/26/2022	400,000		416,259
United Rentals North America, Gtd. Notes	5.50	7/15/2025	300,000		308,730
				724,989
Commercial Mortgage Pass-Through Ctfs. - 15.5%
American Homes 4 Rent Trust, Ser. 2014-SFR3, Cl. A	3.68	12/17/2036	291,790	[b]	313,478
BBCMS Mortgage Trust, Ser. 2019-BWAY, Cl. A, 1 Month LIBOR +.96%	1.13	11/25/2034	275,000	[b,c]	268,256
BBCMS Mortgage Trust, Ser. 2020-C7, Cl. AS	2.44	4/15/2053	300,000		318,504
BBCMS Trust, Ser. 2013-TYSX, CI. A2	3.76	9/5/2032	350,000		348,933
Benchmark Mortgage Trust, Ser. 2020-B16, Cl. A2	2.88	2/15/2053	325,000		347,889
BF NYT Mortgage Trust, Ser. 2019-NYT, Cl. A, 1 Month LIBOR +1.20%	1.37	12/15/2035	610,000	[b,c]	609,597
BF NYT Mortgage Trust, Ser. 2019-NYT, Cl. B, 1 Month LIBOR +1.40%	1.57	12/15/2035	365,000	[b,c]	358,795
BX Commercial Mortgage Trust, Ser. 2019-IMC, Cl. A, 1 Month LIBOR +1.00%	1.17	4/15/2034	500,000	[b,c]	481,465
BX Commercial Mortgage Trust, Ser. 2020-BXLP, Cl. B, 1 Month LIBOR +1.00%	1.17	12/15/2036	499,543	[b,c]	497,161
CAMB Commercial Mortgage Trust, Ser. 2019-LIFE, Cl. A, 1 Month LIBOR +1.07%	1.24	12/15/2037	500,000	[b,c]	500,685
CAMB Commercial Mortgage Trust, Ser. 2019-LIFE, Cl. B, 1 Month LIBOR +1.25%	1.42	12/15/2037	100,000	[b,c]	99,320
CD Mortgage Trust, Ser. 2018-CD7, Cl. A1	3.28	8/15/2051	553,563		570,526
CGDB Commercial Mortgage Trust, Ser. 2019-MOB, Cl. B, 1 Month LIBOR +1.25%	1.42	11/15/2036	675,000	[b,c]	660,254
CHC Commercial Mortgage Trust, Ser. 2019-CHC, Cl. C, 1 Month LIBOR +1.75%	1.92	6/15/2034	696,992	[b,c]	649,472
Citigroup Commercial Mortgage Trust, Ser. 2014-GC25, Cl. B	4.35	10/10/2047	175,000		184,939

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.2% (continued)
Commercial Mortgage Pass-Through Ctfs. - 15.5% (continued)
Citigroup Commercial Mortgage Trust, Ser. 2020-GC46, Cl. A2	2.71	2/15/2053	320,000		335,098
Colony American Finance, Ser. 2016-1, Cl. A	2.54	6/15/2048	27,424	[b]	27,389
Commercial Mortgage Trust, Ser. 2013-CR10, Cl. AM	4.52	8/10/2046	620,000	[b]	666,915
Commercial Mortgage Trust, Ser. 2013-LC13, Cl. A5	4.21	8/10/2046	375,000		405,804
Commercial Mortgage Trust, Ser. 2016-COR1, Cl. A2	2.50	10/10/2049	1,000,000		1,014,492
CSAIL Commercial Mortgage Trust, Ser. 2015-C1, Cl. A3	3.24	4/15/2050	495,783		531,117
CSAIL Commercial Mortgage Trust, Ser. 2017-C8, Cl. A2	2.99	6/15/2050	700,000		715,917
GS Mortgage Securities Trust, Ser. 2014-GC22, Cl. AAB	3.47	6/10/2047	387,799		402,100
GS Mortgage Securities Trust, Ser. 2016-GS2, Cl. A2	2.64	5/10/2049	500,000		503,013
GS Mortgage Securities Trust, Ser. 2019-70P, Cl. B, 1 Month LIBOR +1.32%	1.49	10/15/2036	560,000	[b,c]	529,951
HPLY Trust, Ser. 2019-HIT, Cl. A, 1 Month LIBOR +1.00%	1.17	11/15/2036	405,699	[b,c]	388,788
Intown Hotel Portfolio Trust, Ser. 2018-STAY, Cl. B, 1 Month LIBOR +1.05%	1.22	1/15/2033	100,000	[b,c]	97,360
Invitation Homes Trust, Ser. 2017-SFR2, Cl. B, 1 Month LIBOR +1.15%	1.32	12/17/2036	300,000	[b,c]	298,792
Lanark Master Issuer, Ser. 2019-1A, Cl. 1A1, 3 Month LIBOR +.77%	1.13	12/22/2069	418,000	[b,c]	419,115
Lanark Master Issuer, Ser. 2020-1A, Cl. 1A	2.28	12/22/2069	225,000	[b]	229,780
Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2014-C17, Cl. A4	3.44	8/15/2047	685,000		726,894
Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2015-C23, Cl. A2	2.98	7/15/2050	35,518		35,499
Mortgage Repurchase Agreement Financing Trust, Ser. 2020-2, Cl. A1, 1 Month LIBOR +1.75%	1.94	5/29/2022	600,000	[b,c]	601,531
Starwood Waypoint Homes Trust, Ser. 2017-1, Cl. A, 1 Month LIBOR +.95%	1.12	1/17/2035	707,552	[b,c]	705,503
Tricon American Homes Trust, Ser. 2016-SFR1, Cl. A	2.59	11/17/2033	525,249	[b]	529,113

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.2% (continued)
Commercial Mortgage Pass-Through Ctfs. - 15.5% (continued)
Tricon American Homes Trust, Ser. 2017-SFR2, Cl. A	2.93	1/17/2036	482,324	[b]	500,454
Tricon American Homes Trust, Ser. 2019-SFR1, Cl. A	2.75	3/17/2038	325,000	[b]	341,871
UBS Commercial Mortgage Trust, Ser. 2012-C1, Cl. A3	3.40	5/10/2045	456,385		470,186
VNDO Mortgage Trust, Ser. 2013-PENN, Cl. A	3.81	12/13/2029	700,000	[b]	700,953
Wells Fargo Commercial Mortgage Trust, Ser. 2014-LC18, Cl. A4	3.15	12/15/2047	685,000		735,090
Wells Fargo Commercial Mortgage Trust, Ser. 2015-C27, Cl. A4	3.19	2/15/2048	582,928		623,092
Wells Fargo Commercial Mortgage Trust, Ser. 2019-C51, Cl. A1	2.28	6/15/2052	297,796		304,557
Wells Fargo Commercial Mortgage Trust, Ser. 2020-C56, CI. A2	2.50	6/15/2053	300,000		315,290
WF-RBS Commercial Mortgage Trust, Ser. 2013-C14, Cl. ASB	2.98	6/15/2046	763,735		779,715
				20,144,653
Consumer Discretionary - .5%
Lennar, Gtd. Notes	4.50	4/30/2024	300,000		325,532
Marriott International, Sr. Unscd. Notes, Ser. EE	5.75	5/1/2025	250,000		277,789
				603,321
Consumer Staples - .5%
The Procter & Gamble Company, Sr. Unscd. Notes	2.45	3/25/2025	600,000		653,543
Diversified Financials - 3.0%
AerCap Ireland Capital, Gtd. Notes	4.88	1/16/2024	500,000		508,508
Air Lease, Sr. Unscd. Notes	3.38	7/1/2025	625,000		636,293
Ally Financial, Sr. Unscd. Notes	3.88	5/21/2024	325,000		347,488
American Express, Sr. Unscd. Notes	2.50	7/30/2024	630,000		676,485
American Express, Sr. Unscd. Notes	2.75	5/20/2022	350,000		364,440
Capital One Financial, Sr. Unscd. Notes	2.60	5/11/2023	300,000		315,062
Capital One Financial, Sr. Unscd. Notes	3.05	3/9/2022	345,000		358,111
Mamoura Diversified Global Holding, Gtd. Notes	2.50	11/7/2024	320,000		337,194
Quicken Loans, Gtd. Notes	5.75	5/1/2025	300,000	[b]	310,062
				3,853,643
Energy - 3.2%
Cheniere Corpus Christi Holdings, Sr. Scd. Notes	5.88	3/31/2025	310,000		353,895
Diamondback Energy, Gtd. Notes	2.88	12/1/2024	680,000		691,785

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.2% (continued)
Energy - 3.2% (continued)
Energy Transfer Operating, Gtd. Notes		4.50	4/15/2024	175,000		186,646
Energy Transfer Operating, Jr. Sub. Debs., Ser. F		6.75	5/15/2025	300,000		243,000
Exxon Mobil, Sr. Unscd. Notes		2.99	3/19/2025	575,000		633,243
Marathon Petroleum, Sr. Unscd. Notes		3.63	9/15/2024	300,000		323,159
MPLX, Sr. Unscd. Notes		3.50	12/1/2022	155,000		161,822
Occidental Petroleum, Sr. Unscd. Notes		8.00	7/15/2025	300,000	[d]	328,500
Petrobras Global Finance, Gtd. Notes	EUR	4.25	10/2/2023	275,000		344,871
Ras Laffan Liquefied Natural Gas II, Sr. Scd. Bonds		5.30	9/30/2020	226,000		227,403
Sinopec Group Overseas Development, Gtd. Notes		2.50	8/8/2024	300,000	[b]	314,528
Western Midstream Operating, Sr. Unscd. Notes		4.10	2/1/2025	325,000		324,737
					4,133,589
Food Products - .5%
Conagra Brands, Sr. Unscd. Notes		3.80	10/22/2021	325,000		338,099
Kraft Heinz Foods, Gtd. Notes		3.95	7/15/2025	300,000		329,932
					668,031
Foreign Governmental - 3.5%
Abu Dhabi, Sr. Unscd. Bonds		2.13	9/30/2024	650,000		681,582
Croatia, Sr. Unscd. Notes		6.00	1/26/2024	275,000		319,743
Hellenic Republic, Bonds	EUR	1.50	6/18/2030	225,000	[b]	275,543
Hellenic Republic, Sr. Unscd. Bonds	EUR	4.38	8/1/2022	250,000	[b]	319,056
Indonesia, Sr. Unscd. Notes		4.88	5/5/2021	330,000		341,182
Indonesia, Sr. Unscd. Notes		5.88	1/15/2024	300,000		345,647
Lithuania, Sr. Unscd. Notes		6.13	3/9/2021	325,000		336,433
Nigeria, Sr. Unscd. Bonds		6.75	1/28/2021	665,000	[d]	676,804
Philippine, Sr. Unscd. Notes	EUR	0.14	2/3/2023	525,000		613,399
Serbia, Sr. Unscd. Notes	EUR	3.13	5/15/2027	300,000	[b]	376,797
Serbia, Sr. Unscd. Notes		7.25	9/28/2021	300,000	[b]	319,773
					4,605,959
Health Care - 3.7%
Amgen, Sr. Unscd. Notes		2.65	5/11/2022	985,000		1,022,907
Bristol-Myers Squibb, Sr. Unscd. Notes		2.60	5/16/2022	265,000		275,755
Cigna, Gtd. Notes		3.05	11/30/2022	225,000		237,706
CVS Health, Sr. Unscd. Notes		3.70	3/9/2023	1,070,000		1,151,936
HCA, Gtd. Notes		5.38	2/1/2025	300,000		338,696
Molina Healthcare, Sr. Unscd. Notes		4.38	6/15/2028	100,000	[b]	106,353
Mylan, Gtd. Notes		3.15	6/15/2021	490,000		500,102

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.2% (continued)
Health Care - 3.7% (continued)
Shire Acquisitions Investments Ireland, Gtd. Notes		2.40	9/23/2021	1,150,000		1,173,200
					4,806,655
Industrial - .4%
Deere & Co., Sr. Unscd. Notes		2.75	4/15/2025	300,000		329,040
General Electric, Sr. Unscd. Bonds	EUR	0.38	5/17/2022	130,000		152,696
					481,736
Insurance - 2.2%
Berkshire Hathaway, Sr. Unscd. Notes	EUR	0.16	3/12/2025	875,000		1,028,798
Metropolitan Life Global Funding I, Scd. Notes		2.65	4/8/2022	300,000	[b]	311,262
New York Life Global Funding, Scd. Notes		2.88	4/10/2024	370,000	[b]	400,358
Pacific Life Global Funding II, Scd. Notes		1.20	6/24/2025	300,000	[b]	306,482
Pricoa Global Funding I, Scd. Notes		3.45	9/1/2023	700,000	[b]	763,351
					2,810,251
Internet Software & Services - .2%
Tencent Holdings, Sr. Unscd. Notes		1.81	1/26/2026	200,000	[b]	204,622
Materials - .2%
Berry Global, Scd. Notes		5.13	7/15/2023	300,000		304,500
Media - 1.4%
CCO Holdings, Sr. Unscd. Notes		4.25	2/1/2031	375,000	[b]	391,777
Charter Communications Operating, Sr. Scd. Notes		4.46	7/23/2022	380,000		405,022
Comcast, Gtd. Notes		3.10	4/1/2025	600,000		666,076
The Walt Disney Company, Gtd. Notes		3.35	3/24/2025	300,000		335,728
					1,798,603
Metals & Mining - .5%
Steel Dynamics, Sr. Unscd. Notes		2.40	6/15/2025	300,000		315,296
Vale, Sr. Unscd. Notes	EUR	3.75	1/10/2023	275,000		341,769
					657,065
Municipal Securities - .1%
Dallas/Fort Worth International Airport, Revenue Bonds, Refunding, Ser. C		1.33	11/1/2025	75,000		75,000
Real Estate - 2.4%
Alexandria Real Estate Equities, Gtd. Notes		4.00	1/15/2024	320,000		355,508
American Tower, Sr. Unscd. Notes		2.40	3/15/2025	190,000		203,070
Brixmor Operating Partnership, Sr. Unscd. Notes		4.05	7/1/2030	250,000		263,487
CyrusOne, Gtd. Notes		2.90	11/15/2024	300,000		323,729

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.2% (continued)
Real Estate - 2.4% (continued)
SBA Tower Trust, Scd. Notes		1.88	1/15/2026	275,000	[b]	277,225
SBA Tower Trust, Scd. Notes		2.84	1/15/2025	650,000	[b]	680,315
VEREIT Operating Partnership, Gtd. Notes		3.40	1/15/2028	600,000		623,317
VICI Properties, Gtd. Notes		3.50	2/15/2025	24,000	[b]	24,356
WPC Eurobond, Gtd. Notes	EUR	1.35	4/15/2028	300,000		354,115
					3,105,122
Retailing - 1.4%
Autozone, Sr. Unscd. Notes		3.63	4/15/2025	600,000		677,000
CK Hutchison Europe Finance 18, Gtd. Bonds	EUR	1.25	4/13/2025	300,000		363,034
McDonald's, Sr. Unscd. Notes		3.30	7/1/2025	300,000		336,202
Starbucks, Sr. Unscd. Notes		1.30	5/7/2022	140,000		142,146
The Home Depot, Sr. Unscd. Notes		2.50	4/15/2027	300,000		332,446
					1,850,828
Semiconductors & Semiconductor Equipment - 1.0%
Broadcom, Gtd. Notes		3.46	9/15/2026	469,000	[b]	514,459
Broadcom, Gtd. Notes		4.70	4/15/2025	375,000	[b]	429,250
Intel, Sr. Unscd. Notes		3.40	3/25/2025	300,000		337,616
					1,281,325
Supranational Bank - 1.7%
Banque Ouest Africaine de Developpement, Sr. Unscd. Notes		5.50	5/6/2021	725,000		744,731
Corp. Andina de Fomento, Sr. Unscd. Notes		3.25	2/11/2022	675,000		697,218
The African Export-Import Bank, Sr. Unscd. Notes		4.00	5/24/2021	325,000		331,955
The African Export-Import Bank, Sr. Unscd. Notes		5.25	10/11/2023	350,000		378,228
					2,152,132
Technology Hardware & Equipment - .9%
Apple, Sr. Unscd. Notes		1.13	5/11/2025	380,000		390,880
Dell International, Sr. Scd. Notes		5.45	6/15/2023	400,000	[b]	440,932
Hewlett Packard Enterprise, Sr. Unscd. Notes		1.45	4/1/2024	300,000		300,433
Hewlett Packard Enterprise, Sr. Unscd. Notes		3.50	10/5/2021	25,000		25,798
					1,158,043
Telecommunication Services - 2.7%
AT&T, Sr. Unscd. Notes		4.05	12/15/2023	880,000		986,346
Level 3 Financing, Gtd. Notes		4.25	7/1/2028	150,000	[b]	156,525
Sprint Spectrum, Sr. Scd. Notes		4.74	3/20/2025	325,000	[b]	354,622
T-Mobile USA, Gtd. Notes		4.75	2/1/2028	275,000		298,334
T-Mobile USA, Sr. Scd. Notes		3.50	4/15/2025	625,000	[b]	691,131

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.2% (continued)
Telecommunication Services - 2.7% (continued)
VEON Holdings, Sr. Unscd. Notes	3.95	6/16/2021	685,000		695,361
Verizon Communications, Sr. Unscd. Notes	2.45	11/1/2022	325,000		338,146
				3,520,465
Transportation - .3%
FedEx, Gtd. Notes	3.80	5/15/2025	300,000		339,420
U.S. Government Agencies Mortgage-Backed - 3.8%
Federal Home Loan Mortgage Corp., REMIC, Ser. 3541, Cl. KB	4.00	6/15/2024	268,674	[e]	279,561
Federal Home Loan Mortgage Corp., REMIC, Ser. 4091 Cl. KC	3.00	8/15/2040	176,647	[e]	184,393
Federal Home Loan Mortgage Corp., REMIC, Ser. 4262, Cl. AB	2.50	1/15/2031	396,365	[e]	395,260
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2018-2, Cl. A1	3.50	11/25/2028	103,425	[e]	113,168
Federal National Mortgage Association, REMIC, Ser. 2013-16, Cl. GP	3.00	3/25/2033	169,559	[e]	176,984
Government National Mortgage Association, Ser. 2011-H23, Cl. HA	3.00	12/20/2061	15,276		15,723
Government National Mortgage Association, Ser. 2014-H12, Cl. GA	2.50	6/20/2064	315,629		317,268
Government National Mortgage Association, Ser. 2016-H23, Cl. FD, 1 Month LIBOR +.37%	0.55	10/20/2066	15,654	[c]	15,645
Federal Home Loan Mortgage Corp.:
2.50%, 7/1/2029			224,878	[e]	236,646
Federal National Mortgage Association:
2.00%, 3/1/2023			331,648	[e]	344,604
3.00%			2,750,000	[e,f]	2,909,892
Government National Mortgage Association II:
7.00%, 12/20/2030-4/20/2031			3,301		3,949
7.50%, 11/20/2029-12/20/2030			3,462		4,157
				4,997,250
U.S. Treasury Securities - 5.1%
U.S. Treasury Notes	0.13	5/15/2023	4,075,000		4,075,875
U.S. Treasury Notes	0.38	4/30/2025	2,500,000	[d]	2,520,264
				6,596,139
Utilities - 3.4%
American Electric Power, Sr. Unscd. Notes	2.30	3/1/2030	300,000		314,466
Berkshire Hathaway Energy, Sr. Unscd. Notes	2.80	1/15/2023	289,000		306,153

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.2% (continued)
Utilities - 3.4% (continued)
Dominion Energy, Sr. Unscd. Notes, Ser. C	2.00	8/15/2021	1,280,000		1,297,836
Edison International, Sr. Unscd. Notes	2.40	9/15/2022	350,000	[d]	357,619
Edison International, Sr. Unscd. Notes	3.13	11/15/2022	350,000		364,617
Eversource Energy, Sr. Unscd. Notes, Ser. K	2.75	3/15/2022	465,000		482,177
Exelon, Jr. Sub. Notes	3.50	6/1/2022	550,000		576,095
Exelon Generation, Sr. Unscd. Notes	3.25	6/1/2025	300,000		331,515
Florida Power & Light, First Mortgage Bonds	2.85	4/1/2025	350,000		385,395
				4,415,873
Total Bonds and Notes (cost $121,045,887)			124,914,915
Description /Number of Contracts/Counterparty	Exercise Price	Expiration Date	Notional Amount ($)
Options Purchased - .0%
Call Options - .0%
U.S. Treasury Bond September Future, Contracts 30	186.00	8/21/2020	3,000,000		10,313
Put Options - .0%
Canadian Dollar, Contracts 650,000 Goldman Sachs	1.34	11/3/2020	650,000		8,419
Total Options Purchased (cost $20,669)			18,732
Description	Annualized Yield (%)	Maturity Date	Principal Amount ($)
Short-Term Investments - 1.9%
U.S. Government Securities
U.S. Treasury Bills	0.11	8/13/2020	1,735,000	[g]	1,734,965
U.S. Treasury Bills	0.10	1/14/2021	810,000	[g,h]	809,673
Total Short-Term Investments (cost $2,544,572)			2,544,638
	1-Day Yield (%)		Shares
Investment Companies - 3.8%
Registered Investment Companies - 3.8%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $4,889,673)	0.26		4,889,673	[i]	4,889,673

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - 1.0%
Registered Investment Companies - 1.0%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,253,955)	0.26	1,253,955	[i] 1,253,955
Total Investments (cost $129,754,756)		102.9%	133,621,913
Liabilities, Less Cash and Receivables		(2.9%)	(3,726,902)
Net Assets		100.0%	129,895,011

LIBOR—London Interbank Offered Rate

REMIC—Real Estate Mortgage Investment Conduit

SOFR—Secured Overnight Financing Rate

CAD—Canadian Dollar

EUR—Euro

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2020, these securities were valued at $46,295,105 or 35.64% of net assets.

c Variable rate security—rate shown is the interest rate in effect at period end.

d Security, or portion thereof, on loan. At July 31, 2020, the value of the fund’s securities on loan was $3,727,931 and the value of the collateral was $3,825,842, consisting of cash collateral of $1,253,955 and U.S. Government & Agency securities valued at $2,571,887.

e The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

f Purchased on a forward commitment basis.

g Security is a discount security. Income is recognized through the accretion of discount.

h Held by a counterparty for open exchange traded derivative contracts.

i Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Asset Backed Securities	24.2
Mortgage Securities	19.4
Financial	15.6
Government	12.3
Consumer, Non-cyclical	5.8
Investment Companies	4.8
Communications	4.2
Utilities	3.4
Energy	3.2
Consumer, Cyclical	3.0
Industrial	2.6
Technology	1.9
Collateralized Loan Obligations	1.6
Basic Materials	.9
Options Purchased	.0
102.9

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 7/31/19($)	Purchases($)†	Sales ($)	Value 7/31/20($)	Net Assets(%)	Dividends/ Distributions($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	968,868	59,025,866	(55,105,061)	4,889,673	3.8	20,925
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	2,161,337	981,895	(1,889,277)	1,253,955	1.0	-
Total	3,130,205	60,007,761	(56,994,338)	6,143,628	4.8	20,925

†  Includes reinvested dividends/distributions.

See notes to financial statements.

STATEMENT OF FUTURES
July 31, 2020

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Australian 10 Year Bond	32	9/15/2020	3,362,633[a]	3,416,865	54,232
U.S. Treasury 2 Year Notes	33	9/30/2020	7,286,540	7,292,484	5,944
U.S. Treasury 5 Year Notes	73	9/30/2020	9,156,687	9,207,125	50,438
Futures Short
Euro-Bobl	13	9/8/2020	2,058,114[a]	2,070,977	(12,863)
Euro-Bond	3	9/8/2020	614,301[a]	627,329	(13,028)
Euro-Schatz	7	9/8/2020	923,967[a]	924,915	(948)
U.S. Treasury 10 Year Notes	13	9/21/2020	1,805,887	1,821,016	(15,129)
Ultra 10 Year U.S. Treasury Notes	3	9/21/2020	470,246	477,750	(7,504)
Gross Unrealized Appreciation				110,614
Gross Unrealized Depreciation				(49,472)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN
July 31, 2020

Description/ Contracts/ Counterparties	Exercise Price	Expiration Date	Notional Amount	Value ($)
Call Options:
U.S Treasury Bond September Future, Contracts 30	189	8/21/2020	3,000,000	(3,750)
Put Options:
Canadian Dollar, Contracts 650,000, Goldman Sachs	1.31	11/3/2020	650,000	(3,232)
Total Options Written (premiums received $8,795)				(6,982)

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS July 31, 2020

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Citigroup
United States Dollar	450,522	Canadian Dollar	604,000	8/28/2020	(437)
Swedish Krona	3,000,000	United States Dollar	337,686	8/28/2020	4,089
HSBC
Norwegian Krone	2,850,000	United States Dollar	310,750	8/28/2020	2,418
J.P. Morgan Securities
Japanese Yen	35,000,000	United States Dollar	330,755	8/28/2020	(14)
Russian Ruble	42,600,000	United States Dollar	606,967	9/17/2020	(36,048)
Merrill Lynch, Pierce, Fenner & Smith
United States Dollar	2,760,540	Euro	2,345,000	8/28/2020	(3,382)
Euro	223,755	United States Dollar	264,679	8/3/2020	(1,090)
Japanese Yen	33,000,000	United States Dollar	313,965	8/28/2020	(2,124)
Morgan Stanley
Polish Zloty	1,250,000	United States Dollar	317,479	9/17/2020	16,380
Gross Unrealized Appreciation					22,887
Gross Unrealized Depreciation					(43,095)

See notes to financial statements.

STATEMENT OF SWAP AGREEMENTS
July 31, 2020

OTC Credit Default Swaps

Reference Obligation/ Counterparty	Maturity Date	Notional Amount ($)[1]	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized (Depreciation)($)
Sold Contracts:[2]
Morgan Stanley
Markit CMBX BBB, Series 12 Received Fixed Rate of 3.00 1 Month	8/17/2061	2,780,000	(443,876)	(199,042)	(244,834)
Gross Unrealized Depreciation				(244,834)

1 The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

2 If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

See notes to financial statements.

Centrally Cleared Credit Default Swaps

Reference Obligation	Maturity Date	Notional Amount ($)[1]	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation ($)
Sold Contracts:[2]
Markit CDX North America High Yield Index Series 34 Received Fixed Rate of 5.00 3 Month	6/20/2025	2,867,000	87,754	(151,778)	239,532
Markit CDX North America Investment Grade Index Series 34 Received Fixed Rate of 1.00 3 Month	6/20/2025	1,250,000	19,469	10,756	8,713
Gross Unrealized Appreciation				248,245

1 The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

2 If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
July 31, 2020

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $3,727,931)—Note 1(c):
Unaffiliated issuers	123,611,128	127,478,285
Affiliated issuers	6,143,628	6,143,628
Cash		640,887
Cash denominated in foreign currency	5,740	5,773
Dividends, interest and securities lending income receivable		535,626
Cash collateral held by broker—Note 4		341,726
Receivable for shares of Common Stock subscribed		68,733
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		22,887
Receivable for futures variation margin—Note 4		18,088
Receivable for investment securities sold		3,232
Receivable for swap variation margin—Note 4		2,247
Prepaid expenses		25,057
		135,286,169
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		35,861
Payable for investment securities purchased		3,340,756
Liability for securities on loan—Note 1(c)		1,253,955
Unrealized depreciation on over-the-counter swap agreements—Note 4		244,834
Swap upfront receipts—Note 4		199,042
Payable for shares of Common Stock redeemed		143,444
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		43,095
Directors’ fees and expenses payable		12,570
Outstanding options written, at value (premiums received $8,795)—Note 4		6,982
Other accrued expenses		110,619
		5,391,158
Net Assets ($)		129,895,011
Composition of Net Assets ($):
Paid-in capital		137,663,645
Total distributable earnings (loss)		(7,768,634)
Net Assets ($)		129,895,011

Net Asset Value Per Share	Class D	Class P
Net Assets ($)	129,876,285	18,726
Shares Outstanding	12,511,294	1,801
Net Asset Value Per Share ($)	10.38	10.40

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended July 31, 2020

Investment Income ($):
Income:
Interest	3,637,542
Dividends from affiliated issuers	20,560
Income from securities lending—Note 1(c)	5,922
Total Income	3,664,024
Expenses:
Management fee—Note 3(a)	646,098
Shareholder servicing costs—Note 3(b)	607,458
Professional fees	107,832
Registration fees	41,374
Prospectus and shareholders’ reports	21,100
Chief Compliance Officer fees—Note 3(b)	13,926
Custodian fees—Note 3(b)	11,954
Directors’ fees and expenses—Note 3(c)	10,518
Loan commitment fees—Note 2	3,376
Miscellaneous	41,352
Total Expenses	1,504,988
Less—reduction in expenses due to undertaking—Note 3(a)	(661,481)
Net Expenses	843,507
Investment Income—Net	2,820,517
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	51,350
Net realized gain (loss) on options transactions	(62,114)
Net realized gain (loss) on futures	682,809
Net realized gain (loss) on swap agreements	(329,993)
Net realized gain (loss) on forward foreign currency exchange contracts	252,478
Capital gain distributions from affiliated issuers	365
Net Realized Gain (Loss)	594,895
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	2,180,945
Net change in unrealized appreciation (depreciation) on options transactions	40,721
Net change in unrealized appreciation (depreciation) on futures	93,327
Net change in unrealized appreciation (depreciation) on swap agreements	3,411
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(48,604)
Net Change in Unrealized Appreciation (Depreciation)	2,269,800
Net Realized and Unrealized Gain (Loss) on Investments	2,864,695
Net Increase in Net Assets Resulting from Operations	5,685,212

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31,
	2020	2019
Operations ($):
Investment income—net	2,820,517	3,401,307
Net realized gain (loss) on investments	594,895	(2,183,349)
Net change in unrealized appreciation (depreciation) on investments	2,269,800	3,396,878
Net Increase (Decrease) in Net Assets Resulting from Operations	5,685,212	4,614,836
Distributions ($):
Distributions to shareholders:
Class D	(3,120,687)	(3,910,648)
Class P	(2,381)	(6,575)
Total Distributions	(3,123,068)	(3,917,223)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class D	20,476,279	29,715,827
Class P	15	-
Distributions reinvested:
Class D	2,866,796	3,607,691
Class P	2,231	6,568
Cost of shares redeemed:
Class D	(33,092,508)	(38,629,128)
Class P	(132,372)	(104,138)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(9,879,559)	(5,403,180)
Total Increase (Decrease) in Net Assets	(7,317,415)	(4,705,567)
Net Assets ($):
Beginning of Period	137,212,426	141,917,993
End of Period	129,895,011	137,212,426
Capital Share Transactions (Shares):
Class D
Shares sold	2,004,767	2,964,523
Shares issued for distributions reinvested	281,645	360,935
Shares redeemed	(3,270,334)	(3,855,706)
Net Increase (Decrease) in Shares Outstanding	(983,922)	(530,248)
Class P
Shares sold	1	-
Shares issued for distributions reinvested	219	656
Shares redeemed	(12,884)	(10,283)
Net Increase (Decrease) in Shares Outstanding	(12,664)	(9,627)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Class D Shares	Year Ended July 31,
	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	10.16	10.10	10.39	10.45	10.48
Investment Operations:
Investment income—net[a]	.22	.25	.17	.09	.12
Net realized and unrealized gain (loss) on investments	.25	.10	(.23)	(.02)	(.00)[b]
Total from Investment Operations	.47	.35	(.06)	.07	.12
Distributions:
Dividends from investment income—net	(.25)	(.21)	(.19)	(.13)	(.15)
Dividends from net realized gain on investments	-	(.08)	(.04)	-	-
Total Distributions	(.25)	(.29)	(.23)	(.13)	(.15)
Net asset value, end of period	10.38	10.16	10.10	10.39	10.45
Total Return (%)	4.66	3.53	(.56)	.64	1.12
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.16	1.07	1.05	1.00	.95
Ratio of net expenses to average net assets	.65	.65	.65	.65	.65
Ratio of net investment income to average net assets	2.18	2.48	1.70	.89	1.14
Portfolio Turnover Rate	98.18[c]	143.61	134.82	41.03	199.63
Net Assets, end of period ($ x 1,000)	129,876	137,065	141,674	169,057	192,229

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended July 31, 2020 was 84.31%.

See notes to financial statements.

Class P Shares	Year Ended July 31,
	2020	2019	2018	2017	2016
Per Share Data ($):
Net asset value, beginning of period	10.17	10.12	10.40	10.47	10.49
Investment Operations:
Investment income—net[a]	.25	.25	.17	.09	.12
Net realized and unrealized gain (loss) on investments	.22	.08	(.22)	(.04)	(.00)[b]
Total from Investment Operations	.47	.33	(.05)	.05	.12
Distributions:
Dividends from investment income—net	(.24)	(.20)	(.19)	(.12)	(.14)
Dividends from net realized gain on investments	-	(.08)	(.04)	-	-
Total Distributions	(.24)	(.28)	(.23)	(.12)	(.14)
Net asset value, end of period	10.40	10.17	10.12	10.40	10.47
Total Return (%)	4.71	3.46	(.62)	.47	1.12
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.60	1.23	1.19	1.12	1.06
Ratio of net expenses to average net assets	.70	.70	.70	.70	.70
Ratio of net investment income to average net assets	2.37	2.47	1.67	.83	1.12
Portfolio Turnover Rate	98.18[c]	143.61	134.82	41.03	199.63
Net Assets, end of period ($ x 1,000)	19	147	244	249	315

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended July 31, 2020 was 84.31%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Short Term Income Fund (the “fund”) is a separate non-diversified series of BNY Mellon Investment Grade Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue 800 million shares of $.001 par value Common Stock. The fund currently has authorized two classes of shares: Class D (500 million shares authorized) and Class P (300 million shares authorized). Class D and Class P shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by

NOTES TO FINANCIAL STATEMENTS (continued)

one or more independent pricing services (each, a “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap agreements are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of July 31, 2020 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Asset-Backed	-	31,388,016	-	31,388,016
Collateralized Loan Obligations		2,137,834		2,137,834
Commercial Mortgage-Backed	-	20,144,653	-	20,144,653
Corporate Bonds	-	54,970,064	-	54,970,064
Foreign Governmental	-	4,605,959	-	4,605,959
Investment Companies	6,143,628	-	-	6,143,628
Municipal Securities	-	75,000	-	75,000
U.S. Government Agencies Mortgage-Backed	-	4,997,250	-	4,997,250
U.S. Treasury Securities	-	9,140,777	-	9,140,777
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	22,887	-	22,887
Futures††	110,614	-	-	110,614
Options Purchased	10,313	8,419	-	18,732
Swap Agreements††	-	248,245	-	248,245

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(43,095)	-	(43,095)
Futures††	(49,472)	-	-	(49,472)
Options Written	(3,750)	(3,232)	-	(6,982)
Swap Agreements††	-	(244,834)	-	(244,834)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended July 31, 2020, The Bank of New York Mellon earned $1,129 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund invests in collateralized loan obligations (“CLOs”). CLOs and other structured credit investments are generally backed by an asset or a

NOTES TO FINANCIAL STATEMENTS (continued)

pool of assets (typically senior secured loans, certain subordinated loans and other credit-related assets in the case of a CLOs) which serve as collateral. The cash flows from CLOs and structured credit investments are split into two or more portions, called tranches, varying in risk and yield. The fund and other investors in CLOs and structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The fund may invest in any tranche, including the equity tranche. The riskiest portion is the “equity” tranche, which is subordinate to the other tranches in the event of defaults. Senior tranches typically have higher ratings and lower yields than its underlying securities, and may be rated investment grade. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

CLOs and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLOs securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the possibility that the class of CLOs held by the fund is subordinate to other senior classes; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLOs may cause payments on the instruments the fund holds to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which the fund invests, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs the fund may target. In addition, CLOs and other structured credit investments may be subject to prepayment risk.

(f) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended July 31, 2020, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended July 31, 2020, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended July 31, 2020 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At July 31, 2020, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $237,068, accumulated capital losses $11,713,653 and unrealized appreciation $3,707,951.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to July 31, 2020. The fund has $4,573,268 of short-term capital losses and $7,140,385 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended July 31, 2020 and July 31, 2019 were as follows: ordinary income $3,123,068 and $3,917,223, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $927 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank

NOTES TO FINANCIAL STATEMENTS (continued)

Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $747 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $180 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to March 11, 2020, the Citibank Credit Facility was $1.030 billion with Tranche A available in an amount equal to $830 million and Tranche B available in an amount equal to $200 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended July 31, 2020, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from August 1, 2019 through November 29, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .45% of the value of the fund’s average daily net assets. On or after November 29, 2020, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $661,481 during the period ended July 31, 2020.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .20% of the value of the average daily net assets of Class D shares and .25% of the value of the average daily net assets of Class P shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended July 31, 2020, Class D and Class P shares were charged $258,240 and $249, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statements of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended July 31, 2020, the fund was charged $55,061 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended July 31, 2020, the fund was charged $11,954 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended July 31, 2020, the fund was charged $3,169 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended July 31, 2020, the fund was charged $13,926 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $54,242, Shareholder Services Plan fees of $21,699, custodian fees of $3,684, Chief Compliance Officer fees of $1,137 and transfer agency fees of $9,815, which are offset against an expense reimbursement currently in effect in the amount of $54,716.

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, futures, options transactions, forward contracts and swap agreements, during the period ended July 31, 2020, amounted to $126,158,808 and $136,050,318, respectively, of which $17,828,684 in purchases and $17,833,256 in sales were from mortgage dollar roll transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The fund accounts for mortgage dollar rolls as purchases and sales transactions. The fund executes mortgage dollar rolls entirely in the To-Be-Announced (“TBA”) market.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended July 31, 2020 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at July 31, 2020 are set forth in the Statement of Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of interest rates, foreign currencies, or as a substitute for an investment. The fund is subject to market risk, interest rate risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as

NOTES TO FINANCIAL STATEMENTS (continued)

a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options written open at July 31, 2020 are set forth in Statement of Options Written.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at July 31, 2020 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit

NOTES TO FINANCIAL STATEMENTS (continued)

risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected in the Statement of Assets and Liabilities. Notional amounts of all credit default swap agreements are disclosed in the Statement of Swap Agreements, which summarizes open credit default swaps entered into by the fund. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, underlying securities comprising the referenced index, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the fund for the same referenced entity or entities. Credit default swaps open at July 31, 2020 are set forth in the Statement of Swap Agreements.

GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of July 31, 2020 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	120,927	[1,2]	Interest rate risk	(53,222)	[1,3]
Foreign exchange risk	31,306	[2,4]	Foreign exchange risk	(46,327)	[3,4]
Credit risk	248,245	[5]	Credit risk	(244,834)	[5]
Gross fair value of derivative contracts	400,478			(344,383)

Statement of Assets and Liabilities location:
[1] Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
[2] Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[3] Outstanding options written, at value.
[4] Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

[5] Includes cumulative appreciation (depreciation) on swap agreements as reported in the Statement of Swap Agreements. Unrealized appreciation (depreciation) on OTC swap agreements and only unpaid variation margin on cleared swap agreements, are reported in the Statement of Assets and Liabilities.

The effect of derivative instruments in the Statement of Operations during the period ended July 31, 2020 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Agreements	[4]	Total
Interest rate	682,809		-		-		-		682,809
Foreign exchange	-		(62,114)		252,478		-		190,364
Credit	-		-		-		(329,993)		(329,993)
Total	682,809		(62,114)		252,478		(329,993)		543,180

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swap Agreements	[8]	Total
Interest rate	93,327		(124)		-		-		93,203
Foreign exchange	-		40,845		(48,604)		-		(7,759)
Credit	-		-		-		3,411		3,411
Total	93,327		40,721		(48,604)		3,411		88,855

Statement of Operations location:
[1] Net realized gain (loss) on futures.
[2] Net realized gain (loss) on options transactions.
[3] Net realized gain (loss) on forward foreign currency exchange contracts.
[4] Net realized gain (loss) on swap agreements.
[5] Net change in unrealized appreciation (depreciation) on futures.
[6] Net change in unrealized appreciation (depreciation) on options transactions.
[7] Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[8] Net change in unrealized appreciation (depreciation) on swap agreements.

NOTES TO FINANCIAL STATEMENTS (continued)

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At July 31, 2020, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	110,614	(49,472)
Options	18,732	(6,982)
Forward contracts	22,887	(43,095)
Swaps	248,245	(244,834)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	400,478	(344,383)
Derivatives not subject to
Master Agreements	(369,172)	53,222
Total gross amount of assets
and liabilities subject to
Master Agreements	31,306	(291,161)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of July 31, 2020:†

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Citigroup	4,089		(437)	-		3,652
Goldman Sachs	8,419		(3,232)	-		5,187
HSBC	2,418		-	-		2,418
Morgan Stanley	16,380		(16,380)	-		-
Total	31,306		(20,049)	-		11,257

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Citigroup	(437)		437	-		-
Goldman Sachs	(3,232)		3,232	-		-
J.P. Morgan Securities	(36,062)		-	-		(36,062)
Merrill Lynch, Pierce, Fenner & Smith	(6,596)		-	-		(6,596)
Morgan Stanley	(244,834)		16,380	228,454		-
Total	(291,161)		20,049	228,454		(42,658)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.
† See Statement of Investments for detailed information regarding collateral held for open exchange traded derivative contracts.

The following summarizes the average market value of derivatives outstanding during the period ended July 31, 2020:

Average Market Value ($)
Interest rate futures	28,790,469
Interest rate options contracts	1,082
Foreign currency options contracts	7,234
Forward contracts	15,452,597

The following summarizes the average notional value of swap agreements outstanding during the period ended July 31, 2020:

Average Notional Value ($)
Credit default swap agreements	2,497,500

At July 31, 2020, the cost of investments for federal income tax purposes was $129,972,509; accordingly, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $3,705,575, consisting of $4,311,617 gross unrealized appreciation and $606,042 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Short Term Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Short Term Income Fund (the “Fund”) (one of the funds constituting BNY Mellon Investment Grade Funds, Inc.), including the statements of investments, investments in affiliated issuers, futures, options written, forward foreign currency exchange contracts and swap agreements, as of July 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Investment Grade Funds, Inc.) at July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
September 24, 2020

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 70.74% of ordinary income dividends paid during the fiscal year ended July 31, 2020 as qualifying “interest related dividends.”

INFORMATION ABOUT THE RENEWAL OF THE FUND'S INVESTMENT MANAGEMENT AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on March 3, 2020, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of retail no-load short investment-grade debt funds (the “Performance Group”) and with a broader group of retail and institutional short investment-grade debt funds (the “Performance Universe”), all for various periods ended December 31, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of retail no-load short investment-grade debt funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, except for the one-year period when it was above the Performance Group and Performance Universe medians. The Board also considered that the fund’s yield performance was above the Performance Group median for six of the ten one-year periods ended December 31st and above the Performance Universe median for seven of the ten one-year periods ended December 31st. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in four of the ten calendar years shown.

The Board reviewed and considered the contractual management fee rate paid by the fund to the Adviser over the fund’s last fiscal year in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board also reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year which included reductions for a fee waiver arrangement in place that reduced the investment advisory fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group and Expense Universe medians (lowest in the Expense Group and in the Expense Universe) and the fund’s total expenses were higher than the Expense Group and Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until November 29, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of the fund (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.45% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

INFORMATION ABOUT THE RENEWAL OF THE FUND'S INVESTMENT MANAGEMENT AGREEMENTS (Unaudited) (continued)

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• In considering the adequacy of the fund’s overall performance, the Board noted the fund’s improved total return performance in the most recent one-year period and the fund’s favorable yield performance over the past ten years.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices, general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement through July 29, 2020.

*******

At a meeting of the fund’s Board of Directors held on July 20-21, 2020, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services

INFORMATION ABOUT THE RENEWAL OF THE FUND'S INVESTMENT MANAGEMENT AGREEMENTS (Unaudited) (continued)

provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the performance of the fund’s Class D shares with the performance of a group of other retail no-load short investment-grade debt funds (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional short investment-grade debt funds (the “Performance Universe”), all for various periods ended May 31, 2020, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of retail no-load short investment-grade debt funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group median for the one-, two- and three-year periods and below the median for the four-, five- and ten-year periods and above the Performance Universe median for the one- and two-year periods and below the median for the rest of the periods. The Board also considered that the fund’s yield performance was above the Performance Group and Performance Universe medians for six of the ten one-year periods ended May 31st. The Board considered the relative proximity of the fund’s performance to the Performance Group median in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year which included reductions for a fee waiver arrangement in place that reduced the investment advisory fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group and Expense Universe median actual management fees and the fund’s total expenses were higher than the Expense Group and Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until November 29, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses (excluding shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.45% of the fund’s average daily net assets.

Representatives of the Adviser noted that there were no other funds advised or administered by the Adviser that are in the same Lipper category as the fund or separate accounts and/or other types of client portfolios advised by the Adviser that are considered to have similar investment strategies and policies as the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be

INFORMATION ABOUT THE RENEWAL OF THE FUND'S INVESTMENT MANAGEMENT AGREEMENTS (Unaudited) (continued)

realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s improved performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other

BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the fund’s board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the fund board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from June 1, 2019 to March 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:

• Director and Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 112

———————

Francine J. Bovich (68)
Board Member (2015)
Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-Present)

Other Public Company Board Membership During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 67

———————

J. Charles Cardona (64)
Board Member (2014)
Principal Occupation During Past 5 Years:

• President of the Adviser (2008-2016)

• Chief Executive Officer of Dreyfus Cash Investment Strategies, a division of the Adviser (2009-2016)

• Chairman (2013-2016) and Executive Vice President (1997-2013) of the Distributor

Other Public Company Board Memberships During Past 5 Years:

• BNY Mellon ETF Trust, Chairman and Director (2020-Present)

• BNY Mellon Liquidity Funds, Chairman and Director (2019-Present)

No. of Portfolios for which Board Member Serves: 39

———————

Andrew J. Donohue (69)
Board Member (2019)
Principal Occupation During Past 5 Years:

• Of Counsel, Shearman & Sterling LLP (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

• Managing Director and Investment Company General Counsel of Goldman Sachs (2012-2015)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 53

———————

Isabel P. Dunst (73)
Board Member (2014)
Principal Occupation During Past 5 Years:

• Senior Counsel, Hogan Lovells LLP (2018-2019); Of Counsel (2015-2018); Partner (1990-2015)

No. of Portfolios for which Board Member Serves: 31

———————

Nathan Leventhal (77)
Board Member (2009)
Principal Occupation During Past 5 Years:

• President Emeritus of Lincoln Center for the Performing Arts (2001-Present)

• President of the Palm Beach Opera (2016-Present)

Other Public Company Board Membership During Past 5 Years:

• Movado Group, Inc., a public company that designs sources, markets and distributes watches Director (2003-2020)

No. of Portfolios for which Board Member Serves: 45

———————

Robin A. Melvin (56)
Board Member (2014)
Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2014-Present); Board member (2013-Present)

No. of Portfolios for which Board Member Serves: 90

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Roslyn M. Watson (70)
Board Member (2014)
Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-Present)

Other Public Company Board Membership During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 53

———————

Benaree Pratt Wiley (73)
Board Member (2009)
Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-Present)

Other Public Company Board Membership During Past 5 Years:

• CBIZ, Inc., a public company providng professional business services, products and solutions, Director (2008-Present)

• Blue Cross Blue Shield of Massachusetts, Director (2004-Present)

No. of Portfolios for which Board Member Serves: 73

———————

INTERESTED BOARD MEMBER

Gordon J. Davis (78)
Board Member (2012)
Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-Present)

No. of Portfolios for which Board Member Serves: 51

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the Company as a result of his affiliation with Venable LLP, which provides legal services to the Company.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

Clifford L. Alexander, Jr., Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
George L. Perry, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 62 investment companies (comprised of 112 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director-BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank–Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 42 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 30 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since June 2019.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since March 2009, Senior Counsel of BNY Mellon from April 2004 to March 2009, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since January 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager-BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 135 portfolios). He is 63 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 57 investment companies (comprised of 136 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Distributor since 1997.

This page intentionally left blank.

This page intentionally left blank.

For More Information

BNY Mellon Short Term Income Fund
240 Greenwich Street
New York, NY 10286

Adviser
BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor
BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class D:DSTIX Class P:DSHPX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 0083AR0720

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $87,066 in 2019 and $84,312 in 2020.

(b)  Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $26,262 in 2019 and $35,223 in 2020.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $6,261 in 2019 and $5,813 in 2020.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2020.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $919 in 2019 and $0 in 2020.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2019 and $0 in 2020.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.  The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note.  None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $747,471 in 2019 and $736,212 in 2020.

Auditor Independence.  The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Grade Funds, Inc.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    September 25, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    September 25, 2020

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    September 25, 2020

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)